UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant 
Check the appropriate box:
	Preliminary Proxy Statement
	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☒	☒ Definitive Proxy Statement
	Definitive Additional Materials
	Soliciting Material Pursuant to §240.14a–12

UR-ENERGY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	☒No fee required.
	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
	Fee paid previously with preliminary materials.


Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

UR-ENERGY INC.

10758 West Centennial Road, Suite 200

Littleton, Colorado 80127

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 28, 2015

To the Shareholders of Ur-Energy Inc.:

The Annual and Special Meeting of Shareholders of Ur-Energy Inc. (the “Company”), will be held at the Hampton Inn & Suites, 7611 Shaffer Parkway,  Littleton, Colorado 80127, on Thursday, May 28, 2015 at 1:00 p.m. local time to receive the audited consolidated financial statements of the Company for the year ended December 31, 2014, together with the report from the auditors thereon, and for the purpose of considering and voting upon proposals to:

1.Elect six (6) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and appointed;

2.Re-appoint PricewaterhouseCoopers LLP as the independent auditors of the Company and to authorize the directors to fix the remuneration of the auditors;

3.Approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers (“say-on-pay”);

4.Reconfirm the Successor Shareholder Rights Plan;

5.Ratify and confirm the Ur-Energy By-Law No. 2 (Advance Notice By-Law);

6.Ratify, confirm and approve amendments to the Ur-Energy Inc. Restricted Share Unit Plan (the “RSU Plan”); and

7.Transact such other business as may lawfully come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on April 20, 2015 as the record date for determination of the shareholders entitled to vote at the meeting and any adjournment(s) or postponement(s) thereof.  This Notice of Annual and Special Meeting of Shareholders and related proxy materials are first being distributed or made available to shareholders beginning on or about April 29, 2015.

We cordially invite you to attend the annual and special meeting of shareholders. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Please refer to your proxy card for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible.

The attached Management Proxy Circular, proxy card, and the Company’s Annual Report to Shareholders (including financial statements) for the fiscal year ended December 31, 2014 are available at http://www.ur-energy.com/annual-general-meeting-info/.

Thank you for your support.

JEFFREY T. KLENDA, CHAIRMAN
BY ORDER OF THE BOARD OF DIRECTORS, JEFFREY T. KLENDA, CHAIRMAN

MANAGEMENT PROXY CIRCULAR

TABLE OF CONTENTS

SOLICITATION OF PROXIES	3
APPOINTMENT OF PROXIES	3
VOTING INSTRUCTIONS	3
REVOCATION OF PROXIES	5
VOTING AND DISCRETION OF PROXIES	5
COMMON SHARES ENTITLED TO VOTE	6
RIGHTS OF DISSENT	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
MANAGEMENT	10
COMPENSATION DISCUSSION AND ANALYSIS	10
EXECUTIVE COMPENSATION	20
EQUITY INCENTIVE PLANS	23
GRANTS OF PLAN-BASED AWARDS TO NAMED EXECUTIVE OFFICERS	25
OPTION EXERCISES AND STOCK VESTED	27
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL	27
COMPENSATION OF DIRECTORS	29
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	32
REPORT OF THE AUDIT COMMITTEE	33
STATEMENT OF CORPORATE GOVERNANCE PRACTICES	34
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	37
APPOINTMENT OF AUDITORS	43
INDEBTEDNESS OF DIRECTORS AND OFFICERS	43
PARTICULARS OF MATTERS TO BE ACTED UPON	44
Proposal No. 1: Election of Directors	44
Proposal No. 2: Re-Appointment of PricewaterhouseCoopers LLP as our Independent Auditors and Approval for the Directors to Fix the Remuneration of the Auditors	46
Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers	47
Proposal No. 4: Approval and Reconfirmation of Ur-Energy Successor Shareholder Rights Plan	47
Proposal No. 5: Approval of By-Law No. 2 (Advance Notice)	48
Proposal No. 6: Approval of Amendments to Ur-Energy Inc. Restricted Share Unit Plan (the “RSU Plan”)	49
PERFORMANCE GRAPH AND TABLE	50
ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE	50
ANNUAL REPORT TO SHAREHOLDERS	51
SHAREHOLDER PROPOSALS	51
AVAILABILITY OF DOCUMENTS	51
OTHER MATTERS	51
APPROVAL	51

SCHEDULE A (SHAREHOLDER RIGHTS PLAN)

SCHEDULE B (BYLAW NO. 2 (ADVANCE NOTICE))

SCHEDULE C (AMENDMENTS TO UR-ENERGY RESTRICTED SHARE UNIT PLAN, AS AMENDED)

UR-ENERGY INC.

10758 West Centennial Road, Suite 200

Littleton, Colorado 80127

MANAGEMENT PROXY CIRCULAR

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

MAY 28, 2015

SOLICITATION OF PROXIES

This management proxy circular (the “Circular”) is furnished in connection with the solicitation by the management of Ur-Energy Inc. (the “Company” or “Ur-Energy”) of proxies for use at the annual and special meeting of shareholders of the Company (the “Meeting”) to be held at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, Colorado 80127 on Thursday, May 28, 2015 commencing at 1:00 p.m. local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting (the “Notice”). The solicitation will be primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers, employees or representatives of the Company. All costs of solicitation will be borne by the Company. This Circular and related proxy materials are being first distributed or made available to shareholders beginning on or about April 29, 2015. The information contained herein is given as at April 20, 2015 unless otherwise indicated.

All dollar amounts in this Circular are in U.S. dollars, except where indicated otherwise. On April 20, 2015, the noon exchange rate of Canadian currency in exchange for United States currency, as reported by the Bank of Canada, was US$1.00 = C$1.22.

This Management Proxy Circular, the proxy card, and the Company’s Annual Report to Shareholders (including financial statements) for the fiscal year ended December 31, 2014 are available at http://www.ur-energy.com/annual-general-meeting-info/.

APPOINTMENT OF PROXIES

The persons named in the enclosed form of proxy are officers of the Company. Each shareholder has the right to appoint a person other than the persons named in the enclosed form of proxy, who need not be a shareholder of the Company, to represent such shareholder at the Meeting or any adjournment thereof. Such right may be exercised by inserting such person’s name in the blank space provided in the form of proxy and striking out the other names or by completing another proper form of proxy.

VOTING INSTRUCTIONS

Registered Shareholders

There are two methods by which registered shareholders (“Registered Shareholders”), whose names are shown on the books or records of the Company as owning common shares of the Company (“Common Shares”), can vote their Common Shares at the Meeting either in person at the Meeting or by proxy.  Should a Registered Shareholder wish to vote in person at the Meeting, the Registered Shareholder should attend the Meeting where his or her vote will be taken and counted. Should the Registered Shareholder not wish to attend the meeting or not wish to vote in person, his or her vote may be voted by proxy through one of the methods described below and the Common Shares represented by the proxy will be voted or withheld from voting, in accordance with the instructions as indicated in the form of proxy, on any ballot that may be called for, and if a choice was specified with respect to any matter to be acted upon, the shares will be voted accordingly.

A Registered Shareholder may vote by proxy by using one of the following methods:  (i) the paper form of proxy to be returned by mail or delivery; (ii) by Internet; or (iii) by telephone.  The methods of using each of these procedures are as follows:

Voting by Mail.  A Registered Shareholder may vote by mail or delivery by completing, dating and signing the enclosed form of proxy and depositing it with Computershare Investor Services Inc. (the “Transfer Agent”) using the envelope provided or by mailing it to Computershare Investor Services Inc., Attention: Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 or to the Corporate Secretary of the Company at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 for receipt no later than 1:00 p.m. (MDT) on Tuesday, May 26, 2015, or if the Meeting is adjourned, by no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned Meeting.

Voting by Internet.  A Registered Shareholder may vote by Internet by accessing the following website:  www.investorvote.com. When you log on to the site you will be required to input a control number as instructed on the form of proxy.  Please see additional information enclosed with the Circular on the form of proxy.  Registered Shareholders may vote by Internet up to 1:00 p.m. (MDT) on Tuesday, May 26, 2015, or if the Meeting is adjourned, no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned Meeting.

Voting by Telephone. A Registered Shareholder may vote by telephone by calling the toll free number 1‑866-732-8683 from a touch tone phone.  When you telephone you will be required to input a control number as instructed on the form of proxy.  Please see additional information enclosed with the Circular on the form of proxy.  Registered Shareholders may vote by telephone up to 1:00 p.m. (MDT) on Tuesday, May 26, 2015, or if the Meeting is adjourned, no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned Meeting.

Voting by mail or the Internet are the only methods by which a Registered Shareholder may choose an appointee other than the management appointees named on the proxy and must be completed by the Registered Shareholder or by an attorney authorized in writing or, if the Registered Shareholder is a corporation or other legal entity, by an authorized officer or attorney.

Non-Registered Shareholders (Beneficial Owners)

In this Circular and the enclosed form of proxy and Notice, all references to shareholders are to Registered Shareholders of Common Shares. Only Registered Shareholders of Common Shares, or the person they appoint as their proxy, are permitted to vote at the Meeting.  However, in many cases, Common Shares beneficially owned by a holder (a “Non-Registered Shareholder” or “Beneficial Owner”) are registered either:

(a)in the name of an intermediary (an “Intermediary”) that the Non-Registered Shareholder deals with in respect of the shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

(b)in the name of a clearing agency such as CDS&Co. or DTC (the registration names for CDS Clearing and Depository Services Inc., and Depositary Trust Company, respectively) of which the Intermediary is a participant.

Common Shares held by your broker or its nominee can only be voted upon your instructions. Beneficial shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person.

There are two kinds of Beneficial Owners, those who object to their name being made known to the Company, referred to as objecting beneficial owners (“OBOs”), and those who do not object to the Company knowing who they are, referred to as non-objecting beneficial owners (“NOBOs”). In accordance with the requirements of National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), the Company has opted this year to distribute copies of the Notice, Circular, the form of proxy and our annual report for the fiscal year ended December 31, 2014 (including financial statements) (collectively, the “Meeting Materials”) to all NOBOs directly through the Transfer Agent.  Whereas, the Meeting Materials will continue to be distributed to OBOs through clearing agencies and Intermediaries, who often use a service company (such as Broadridge Financial Solutions, Inc. (“Broadridge”)) to forward meeting materials to Non-Registered Shareholders.  The Company is not relying on the notice-and-access delivery procedures of NI 54-101 or the corresponding rules of the U.S. Securities and Exchange Commission (“SEC”) to distribute copies of the Meeting Materials.

The Meeting Materials are being sent to both Registered and Non-Registered Shareholders of the securities. If you are a Non-Registered Shareholder, and the Company or its agent has sent these Meeting Materials directly to you, your name and address and information about your holdings of common shares, have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

By choosing to send the Meeting Materials to NOBOs directly, the Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering these Meeting Materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instructions.

Objecting Beneficial Owners

Intermediaries are required to forward Meeting Materials to OBOs unless an OBO has waived the right to receive them. Generally, OBOs who have not waived the right to receive Meeting Materials will usually receive a voting instruction form (“VIF”) from their applicable Intermediary in lieu of the form of proxy from the Company. The VIF will name the same persons as the proxy to represent the shareholder at the Meeting. A shareholder has the right to appoint a person (who need not be a shareholder of Ur-Energy) other than persons designated in the VIF, to represent the shareholder at the Meeting. To exercise this right, the shareholder should insert the name of the desired representative in the blank space provided in the VIF. You are asked to complete and return the VIF to your applicable Intermediary by mail or facsimile. Alternatively, you may be able to call the toll free telephone number or access the Internet website listed on your VIF to vote your Common Shares. If you receive a VIF from your Intermediary, it cannot be used as a proxy to vote Common Shares directly at the Meeting as the VIF must be returned to your Intermediary well in advance of the Meeting in order to have the Common Shares voted or to appoint an alternative representative to attend at the Meeting in person to vote such Common Shares.

Non-Objecting Beneficial Owners

NOBOs can expect to receive the Meeting Materials with a VIF from the Transfer Agent. These VIFs are to be completed and returned to the Transfer Agent by mail or by following the instructions contained on the VIF for telephone or Internet voting. The Transfer Agent will tabulate the results of the VIFs received from NOBOs and will provide appropriate instructions at the Meeting with respect to the shares represented by the VIFs received. If you receive a VIF from the Transfer Agent, it cannot be used as a proxy to vote Common Shares directly at the Meeting as the VIF must be returned to the Transfer Agent well in advance of the Meeting in order to have the Common Shares voted or to appoint an alternative representative to attend at the Meeting in person to vote such Common Shares.

The purpose of these procedures is to permit Non-Registered Shareholders to direct the voting of the shares they beneficially own. Should a Non-Registered Shareholder who receives either a proxy or a VIF wish to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should strike out the names of the persons named in the proxy and insert the Non-Registered Shareholder’s (or such other person’s) name in the blank space provided or, in the case of a VIF, follow the corresponding instructions on the form.

In any event, Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and Broadridge or other service company, or the Transfer Agent, as the case may be.

Abstentions and Broker Non-Votes

Abstentions are counted in tabulations of votes cast on a particular proposal.  Because the approval of each matter to be voted on at the Meeting requires the affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, abstentions have the same effect as votes against the proposal.

A “broker non-vote” occurs when an intermediary holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the intermediary does not have discretionary voting power and has not received instructions to do so from the beneficial owner. The nominee that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. Each of the proposals at the Meeting, other than Proposal No. 2, are “non-routine” matters and therefore an intermediary holding shares for a beneficial owner will not have the authority to vote on those matters in the absence of instructions from the beneficial owner. Broker non-votes are not counted in the tabulation of votes cast on a particular proposal and therefore will not have an effect on the approval of that proposal.

REVOCATION OF PROXIES

A shareholder who has given a proxy has the power to revoke it as to any matter on which a vote shall not already have been cast pursuant to the authority conferred by such proxy and may do so (i) by delivering another properly executed proxy bearing a later date and depositing it as aforesaid, including within the prescribed time limits noted above; (ii) by depositing an instrument in writing revoking the proxy executed by the shareholder or by the shareholder’s attorney authorized in writing (A) at our head office with the Corporate Secretary at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or (B) with the Chair of the Meeting, prior to its commencement, on the day of the Meeting, or at any adjournment thereof; (iii) by attending the Meeting in person and so requesting; or (iv) in any other manner permitted by law.

A Non-Registered Shareholder may revoke a VIF or a waiver of the right to receive Meeting Materials and to vote given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a VIF or a waiver of the right to receive Meeting Materials and to vote that is not received by the Intermediary at least seven days prior to the Meeting.

VOTING AND DISCRETION OF PROXIES

On any ballot that may be called for, the shares represented by proxies in favor of the persons named by management of the Company will be voted for or against, or voted for or withheld from voting on, the matters identified in the proxy, in each case in accordance with the instructions of the shareholder. In the absence of any instructions on the proxy, it is the intention of the persons named by management in the accompanying form of proxy to vote

(1)FOR the election of all of management’s nominees as directors;

(2)FOR the re-appointment of PricewaterhouseCoopers LLP as our independent auditor and the authorization of the directors to fix the remuneration of the auditor;

(3)FOR the advisory resolution to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers;

(4)FOR the Resolution to reconfirm our Successor Shareholder Rights Plan;

(5)FOR the Resolution to approve and confirm By-Law No. 2 (Advance Notice);

(6)FOR the Resolution to approve amendments to our Restricted Share Unit Plan;

(7)and in accordance with management’s recommendations with respect to amendments or variations of the matters set out in the Notice or any other matters which may properly come before the Meeting.

The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations of the matters identified in the Notice or any other matters that may properly come before the Meeting. As at the date of this Circular, management of the Company knows of no such amendments, variations or other matters that may properly come before the Meeting other than the matters referred to in the Notice.

COMMON SHARES ENTITLED TO VOTE

As at April 20, 2015, the authorized capital of the Corporation consisted of an unlimited number of Common Shares, of which 130,048,326 Common Shares were issued and outstanding, and an unlimited number of Class A Preference Shares, issuable in series, of which none has been issued. A holder of record of Common Shares as at the close of business on April 20, 2015 (the “Record Date”) is entitled to one vote for each Common Share held by him or her. The affirmative vote of a majority of the votes cast at the Meeting, whether in person or by proxy, is required for approval of each matter set forth in this Circular, other than Proposal No. 6, which requires the approval of a majority of the votes cast, excluding shares held by certain insiders of the Company and their affiliates.

In accordance with the Canada Business Corporations Act, the Corporation will prepare a list of holders of Common Shares on the Record Date. Each holder of Common Shares named in the list at the close of business on the Record Date will be entitled to vote the Common Shares shown opposite his or her name on the list at the Meeting.

QUORUM

The presence, in person or by proxy, of two shareholders holding not less than 10% of the outstanding Common Shares as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting shall be adjourned to a date no less than seven days later than the scheduled Meeting date in order to permit further solicitation of proxies. The scrutineer will treat Common Shares represented by a properly signed and returned proxy as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

RIGHTS OF DISSENT

Pursuant to the Canada Business Corporations Act, there are not rights of dissent in respect of the resolutions to be voted on by the shareholders at this Meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

As of April 20, 2015, we had 130,048,326 Common Shares issued and outstanding, and 7,013,526 stock options which may be exercised currently or within the 60 days following April 20, 2015.

Name of Holder(1)	Number of Common Shares of Ur-Energy(2)	Percentage of Issued and Outstanding Common Shares of Ur-Energy
Directors and Officers
Jeffrey T. Klenda (3)	2,414,730	1.66%
Wayne W. Heili (4)	1,045,416	*
W. William Boberg	1,057,363	*
James M. Franklin	817,963	*
Paul Macdonell (5)	467,733	*
Thomas Parker	362,756	*
Roger L. Smith	838,407	*
Penne A. Goplerud	536,291	*
Steven M. Hatten	415,100	*
John W. Cash	255,268	*
James Bonner	87,498	*

* Less than one percent

(1) Address for each of our officers and directors: 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127.

(2) The beneficial ownership shown for all holders in this table represents Common Shares and all options which may be exercised as of April 20, 2015 and within the next sixty days.  For our directors and executive officers, this represents the following:  Klenda (1,809,293 Common Shares, 605,437 options); Heili (317,599 Common Shares, 727,817 options); Boberg (682,175 Common Shares, 375,188 options); Franklin  (532,667 Common Shares, 285,296 options); Macdonell (182,437 Common Shares, 285,296 options); Parker (77,460 Common Shares, 285,296 options); Smith (160,130 Common Shares, 678,277 options); Hatten (37,463 Common Shares, 377,637 options); Cash (48,947 Common Shares, 206,321 options); Goplerud (58,546 Common Shares, 477,745 options); Bonner (0 Common Shares, 87,498 options). As of the Record Date, the number of the Company’s Common Shares beneficially owned by all of the directors and executive officers as a group and entitled to be voted at the meeting is 3,906,717.

(3) Of the total number of Common Shares held by Mr. Klenda, he has pledged 800,000 Common Shares on a multi-purpose equity line of credit. Mr. Klenda’s shares (but not options or RSUs) are held jointly with his wife.

(4) Mr. Heili’s current employment agreement with the Company will expire on May 1, 2015, and his employment will conclude following completion of that term.

(5) Additionally, Mr. Macdonell’s wife owns 5,000 Common Shares, to which Mr. Macdonell disclaims beneficial ownership.

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of the Company’s Common Shares as of April 20, 2015 by each person (other than the director nominees and executive officers of the Company) who owned of record, or was known to own beneficially, more than 5% of the outstanding voting shares of Common Shares.

Name of Holder	Number of Common Shares of Ur-Energy (1)	Percentage of Issued and Outstanding Common Shares of Ur-Energy
Major Shareholders
Lazarus Investment Partners LLLP(2)	9,549,282	6.9%
Global X Management Company LLC(3)	10,869,779	7.85%

(1) The beneficial ownership shown for all holders in this table represents Common Shares and all warrants which may be exercised as of April 20, 2015 and within the next sixty days.

(2) Lazarus Investment Partners LLLP filed a Form 13G/A dated February 2, 2015 indicating holdings as at December 31, 2014, of 9,094,736 Common Shares of Ur-Energy. Together with 454,546 warrants, this represents 6.9% of the outstanding Common Shares and warrants exercisable within the next sixty days. Lazarus Investment Partners LLLP is a Delaware limited liability limited partnership (“Lazarus Partners”). Lazarus Management Company LLC, a Colorado limited liability company (“Lazarus Management”), as the investment adviser of Lazarus Partners, and as the general partner of Lazarus Partners, and Justin B. Borus, as the managing member of Lazarus Management, may be deemed to beneficially own the Common Shares held by Lazarus Partners, insofar as they may be deemed to voting and dispositive power over the Common Shares. The foregoing should not be deemed to constitute an admission that Lazarus Management or Mr. Borus is, for any other purpose, the beneficial owner of any of the Common Shares, and each of Lazarus Management and Mr. Borus disclaims beneficial ownership as to the Common Shares, except to the extent of his or its pecuniary interests therein. The principal business address of Lazarus Partners is 3200 Cherry Creek South Drive, Suite 670, Denver, Colorado 80209.

(3) Global X Management Company LLC filed a Form 13G (Amendment No. 2) dated February 13, 2015, indicating holdings as at December 31, 2014, of 10,869,779 Ur-Energy Common Shares, which represents 7.85% of our Commons Shares and warrants exercisable within the next sixty days. Bruno del Ama is the Chief Executive Officer of Global X Management Company LLC, a Delaware limited liability company, 623 Fifth Avenue, 115th Floor, NY, NY 10022, which, according to the Form 13G, has the sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of the Common Shares. Mr. del Ama and Mr. Jose C. Gonzalez own 58% and 42%, respectively, of Global X Management Company; each specifically disclaims beneficial ownership of the shares of Ur-Energy that either one of them or Global X Management Company holds.

MANAGEMENT

Identification of Executive Officers

Jeffrey T. Klenda, 58, B.A.Chair & Executive Director

Mr. Klenda graduated from the University of Colorado in 1980 and began his career as a stockbroker specializing in venture capital offerings. Prior to founding Ur-Energy in 2004, he worked as a Certified Financial Planner and was a member of the International Board of Standards and Practices. In 1986, he started Klenda Financial Services, an independent financial services company providing investment advisory services to high-end individuals and corporate clients as well as providing venture capital to corporations seeking entry to the U.S. securities markets. In the same year, Mr. Klenda formed Independent Brokers of America, Inc., a national marketing organization.  He also served as President of Security First Financial, a company he founded to provide consultation to individuals and corporations seeking investment management and early stage funding.  Over the last 30 years, Mr. Klenda has acted as an officer and/or director for numerous publicly traded companies, having taken his first company public at 28 years of age. Mr. Klenda co-founded Ur-Energy in 2004. Mr. Klenda has served as the Chair of the Board of Directors and Executive Director of the Company since 2006.  Mr. Klenda is also a director of Columbus Exploration Corporation (since November 2013).

As noted below, the employment of Wayne Heili, our current President and Chief Executive Officer, will conclude on May 2, 2015 following completion of his current term of employment under his existing employment agreement.  Mr. Klenda will assume the role of acting Chief Executive Officer.

Roger L. Smith, 57,  CPA, MBA, CGMAChief Financial Officer and Chief Administrative Officer

Mr. Smith has 35 years of mining and manufacturing experience including finance, accounting, IT, ERP and systems implementations, mergers, acquisitions, audit, tax and public and private reporting in international environments. Mr. Smith served as Ur-Energy’s Chief Financial Officer and Vice President Finance, IT and Administration until May 2011, when he assumed the title and responsibilities of Chief Administrative Officer as well as Chief Financial Officer. Mr. Smith joined Ur-Energy in May 2007, after having served as Vice President, Finance for Luzenac America, Inc., a subsidiary of Rio Tinto PLC and Director of Financial Planning and Analysis for Rio Tinto Minerals, a division of Rio Tinto PLC, from September 2000 to May 2007.  Mr. Smith has also held such positions as Vice President Finance, Corporate Controller, Accounting Manager, and Internal Auditor with companies such as Vista Gold Corporation, Westmont Gold Inc. and Homestake Mining Corporation.  He has a Master of Business Administration and Bachelor of Arts in Accounting from Western State Colorado University, Gunnison, Colorado.

Steven M. Hatten, 51, B.Sc. Vice President Operations

Prior to being named Ur-Energy’s Vice President Operations in May 2011, Mr. Hatten served as Engineering Manager from 2007 to 2010 and as Director of Engineering and Operations 2010 to 2011.  He has over 20 years of experience with a strong background in in situ recovery uranium design and operations.  He previously worked as a Project Engineer for Power Resources, Inc., the Manager Wellfield Operations for Rio Algom Mining Corp. and Operations Manager at Cameco’s Smith Ranch – Highland Facility.  Mr. Hatten has a Bachelor of Science in Petroleum Engineering from Texas Tech University.

John W. Cash, 42, M.Sc. Vice President Regulatory Affairs

Mr. Cash has been our Vice President Regulatory Affairs since March 2014.  Previously, he was named Vice President Regulatory Affairs, Exploration & Geology in 2011 and served in that capacity until March 2014.  Prior to that time, Mr. Cash was our Environment, Health, Safety and Regulatory Affairs Manager from 2007 to 2010 and Director of Regulatory Affairs 2010 to 2011.  He previously worked for Crow Butte Resources, Inc. a subsidiary of Cameco, from 2002 to 2007, including as Senior Environmental/Safety Superintendent, Safety Director/Wellfield Supervisor and Operations Superintendent. Prior to that time, Mr. Cash also worked in uranium exploration. He is a Fellow of the World Nuclear University Summer Institute, 2005. Mr. Cash has a M.Sc. Geology and Geophysics from the University of Missouri-Rolla.

James A. Bonner, 68, B.Sc.,Vice President of Geology

Mr. Bonner is a Professional Geologist with 23 years in the uranium exploration and development industry, 3 years in the oil and gas industry and 13 years in environmental engineering consulting. He joined Ur-Energy as Vice President of Geology in March 2014, having most recently served as Vice President of Exploration for Powertech (USA), Inc.  He previously worked as a consulting geologist, was employed as a Senior Geologist for Gordon Environmental in Albuquerque, NM, and worked for 16 years in uranium exploration for Rocky Mountain Energy Company throughout the western U.S.  Mr. Bonner is a Registered Professional Geologist and a Certified Professional Geologist, and is a member of the Geological Society of America, the American Institute of Professional Geologists and the Society for Mining, Metallurgy and Exploration. Mr. Bonner received a Bachelor of Science in Geology from the University of Wyoming.

Penne A. Goplerud, 53, JDGeneral Counsel & Corporate Secretary

Ms. Goplerud has more than 20 years of diverse legal experience in complex litigation, business matters and natural resources transactions. While in private practice, she represented clients in commercial litigation, arbitration and mediation, involving mining, oil and gas, commercial and corporate disputes, securities and environmental law.  She also has counseled business clients and represented clients in the negotiation of business transactions. Prior to joining Ur-Energy as Associate General Counsel in 2007, much of Ms. Goplerud’s practice focused on natural resources and transactional work. Ms. Goplerud obtained her JD from the University of Iowa College of Law.

Additionally, Wayne W. Heili served as our President and CEO during 2014. Mr. Heili’s current employment agreement with the Company will expire on May 1, 2015, and his employment will conclude following completion of that term. His term as a director of the Company will come to an end at the Meeting and he is not being re-nominated for another term.

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Committee is composed of independent directors and is responsible for matters of compensation as they relate to our employees and, more specifically, our executive officers including the Chief Executive Officer. The Compensation Committee discussed the following Compensation Discussion and Analysis (“CD&A”) with management, and thereafter recommended to the Board, which approved, this CD&A.

Compensation Program and Philosophy

Ur-Energy is committed to managing our human resources. We believe that the caliber and commitment of our executive officers are critical to our continued success and performance, and the overall commitment of all of our employees.

The Compensation Committee reviews and makes recommendations to the Board with respect to the overall approach to compensation for all of our employees, and specifically with respect to our executive officers, including the executive directors, namely, Jeffrey Klenda and Wayne Heili, and the remuneration of directors.  In addition to Mr. Heili, our Chief Executive Officer, and Mr. Smith, our Chief Financial Officer and Chief Administrative Officer, our Named Executive Officers include Mr. Klenda, Chair, Ms. Goplerud, General Counsel and Corporate Secretary, and Mr. Hatten, Vice President Operations.

Our compensation program is designed to effectively link compensation to performance as demonstrated by the completion by our executive officers and employees of corporate and personal objectives that are designed to drive value creation. The Compensation Committee believes that it is important to maintain a clear link between the achievement of these objectives and compensation payout. Our first full year in operations at Lost Creek has permitted us a thoughtful review of the metrics and priorities most appropriately used to establish and maintain that connection. In doing so, the following considerations have been taken into account:

•the selection of corporate and personal objectives that are measurable and tied to value creation is fundamental to our success as a company;

•executive officers and employees should be evaluated and paid based on performance and achievement of both corporate and personal objectives; and

•executive officers and employees should have a clear understanding of how their performance and the achievement of pre-determined objectives may influence their compensation.

The objectives of the compensation program are designed to:

•support the achievement of results;

•motivate executive officers and employees to achieve the pre-determined objectives without taking excessive risks;

•provide competitive compensation and benefit programs to attract and retain highly qualified executives and employees; and

•encourage an ownership mentality,  which is further augmented through share ownership guidelines for all executive officers.

The compensation program process begins fourth quarter each year as we look ahead and establish department objectives and corporate objectives. In 2014, this review included the creation of a new two-tier executive review process which will include corporate objectives, but also Lost Creek-specific criteria for our executive team.  Our executives and all staff then prepare their personal objectives in conjunction with the establishment of the budget and our key performance indicators.  As a part of this look ahead, the Compensation Committee recommends and the Board considers and approves the annual grant of stock options and restricted share units (“RSUs”) to those eligible for consideration.

First quarter of each year provides our opportunity to reflect on our performance during the past year, initially with a determination of performance on corporate objectives, which is reviewed with the Compensation Committee and the Board of Directors. Performance of all staff is reviewed and employee performance reviews are conducted by supervisors and managers at staff levels. Executive officers are evaluated by the Chief Executive Officer and the Compensation Committee. Based upon these performance appraisals, the bonuses are determined and awarded. See further discussion under heading “Short Term Incentive Plan” below.  During the performance review process, various aspects of succession planning are considered.

Thereafter, typically during second quarter, cost-of-living adjustments are calculated. Contemporaneously, salary surveys are completed, with staff salaries adjusted as necessary and/or for merit increases. Throughout this period, employee development plans are implemented, as well as introducing additional aspects of succession planning.  As necessary and appropriate, mid-year review of departmental and/or individual objectives is undertaken, with adjustments made as required. Tax and accounting considerations are made as a part of these phases of the process.

Compensation Structure

In 2009, the Compensation Committee recommended to the Board of Directors a compensation program which generally continues into 2015, although with several amendments to the executive officers’ STIP plan this year, as described below. Our compensation program consists of base salary, short- and long-term incentives, and other perquisites.  The components of total direct compensation relate to performance as follows:

Fixed Compensation	Variable Compensation

Current	Short-term Incentive	Long-term Incentives

Base Salary	Cash Bonus	Stock Options	Restricted Share Units

Based on skills, experience and market rates	Tied to Past Annual Performance	Tied to Future Long-term Share Price Performance

We have employment contracts with each of the executive officers as more fully described under the heading “Employment Agreements with our Named Executive Officers,” and traditionally have not maintained multi-year agreements. The Compensation Committee reviews the employment contracts of and compensation program for the executive officers on a periodic basis.

The compensation program is designed to provide motivation and incentives to the executive officers and employees with a view toward enhancing shareholder value while successfully implementing our corporate objectives. The compensation program accomplishes this by rewarding performance that is designed to create shareholder value. The portion of variable, at-risk, performance-based compensation should be commensurate to the executive officer’s or employee’s position and rise as their respective level of responsibility increases. The mix and structure of compensation should strike an appropriate balance to achieve pre-determined objectives without motivating excessive risk taking.

Our share price may be heavily influenced by changes in uranium and other commodity prices, which are outside of our control. As a result, the compensation program is designed to focus on areas where the executive officers and employees have the most influence. To achieve this, a combination of operational, financial and share price criteria are utilized when selecting corporate and personal objectives and establishing an appropriate combination of pay.

The compensation structure and “pay mix” for our executive officers in place for 2014 was as follows:

Executive Directors

50%
25%
25%
Base Salary
Short-term Incentive
Long-term Incentive

Short-term Incentive

10%
90%
Corporate Objective Weighting
Personal Objective Weighting

Long-term Incentive

20%
80%
Stock Options
Restricted Share Units

Other Executives

52%
24%
24%
Base Salary
Short-term Incentive
Long-term Incentive

Short-term Incentive

20%
80%
Corporate Objective Weighting
Personal Objective Weighting

Long-term Incentive

20%
80%
Stock Options
Restricted Share Units

The characteristics of the compensation program’s mix of pay, as they relate to the executive officers, include:

•a significant portion of executive pay is at-risk;

•executive officers have a higher percentage of at-risk compensation relative to other employees, because they have the greatest ability to influence corporate performance;

•90% of an executive director’s (80% of other executives) short-term incentive is based on corporate performance; and

•80% of an executive’s long-term incentive is based on stock options, which are highly leveraged to our share price performance.

The incentive compensation actually received by the executive officers and employees varies based upon individual performance and the achievement of the pre-determined corporate and personal objectives and is ultimately subject to the discretion of the Compensation Committee.

Base Salary

Base salary is the fixed portion of cash compensation earned by and paid to our executive officers and employees. We provide our executive officers and employees with base salaries to compensate them for services rendered during the fiscal year and to aid in attracting and retaining quality employees. Base salaries for all employees are reviewed annually and the Compensation Committee reviews the base salary for each executive officer routinely or upon a promotion or other change in job responsibility, based on the individual’s level of responsibility, the importance of the position and the individual’s contribution to our overall performance. The Compensation Committee also assesses the base salaries of the executive officers relative to a group of peer companies with similar scope and operations to ensure that it is positioned competitively with executive officers in similar roles at peer companies. Most recently, this review was made in 2014 and involved survey data from a third-party consultant’s survey study. The review revealed that our executive officers are compensated within the ranges of the comparator company data cited in the consultant’s survey. Our objective remains to provide a competitive base salary designed to recruit and retain qualified, high-performing executives, while responsibly administering our budget and attaining our corporate objectives, including advancing Lost Creek operations.

Following a cost-of-living adjustment in 2012, salaries of executive officers were not adjusted in 2013 or 2014, in an effort to conserve cash resources.

Short-Term Incentive Plan (Cash Bonus as part of Total Cash Compensation)

Total cash compensation includes base salary and any variable (at risk) short-term cash incentive compensation.  During 2009, we initiated our short-term incentive plan (“STIP”) for the payment of bonuses to executive officers and eligible employees. For the first several years of the program, bonuses were not awarded or were awarded in nominal amounts. The STIPs are calculated using a formula that is based upon performance in relation to corporate objectives, set by the Chief Executive Officer and executive management and approved by the Board, and in relation to personal objectives. The STIP program is designed to recognize and reward both corporate and individual, personal performance results.

Generally, the STIP formula is based upon pay grade and the weighted corporate and personal performance score for the individual.  For example, a senior manager with base salary of $100,000 is eligible for a STIP up to 25% of base pay.  With a weighted score of 4.2 on our 7 point scale (or, 60%), this would result in a $15,000 STIP award: $100,000 X 25% X 60% (prior to any across-the-board reductions, or other discretionary adjustments).

The STIP awards are based upon this pre-established formula, and were consistently reduced in recognition that we were not yet in operations. The 2014 STIP awards were similarly reduced by 50%. And, in a similar effort, short-term incentives for executive officers and certain other employees for performance during 2014 were not paid in cash, but rather were awarded in the form of grants of RSUs, also reduced by 50% of the pre-established formula. See also discussion under “2014 Independent Review of Compensation Program and Compensation of Executive Officers,” below.

Long-Term Equity Incentives

The long-term incentive plan (“LTIP”) includes our Option Plan and the RSU Plan. A more detailed discussion of the Option Plan and RSU Plan can be found under the heading “Stock Options and RSUs.”  The Option Plan and the RSU Plan form a long-term incentive plan for employees including executive officers and, in the case of the Option Plan, our consultants.  Participation in the Option Plan and the RSU Plan is determined by the Compensation Committee, taking into account the recommendations of the Chief Executive Officer. The purpose of the Option Plan and the RSU Plan is to provide eligible participants with the opportunity to own the Common Shares of the Company, enhance Ur-Energy’s ability to attract, retain and motivate key personnel, and align the participant’s interests with those of the shareholders. Awards made under the Option Plan and RSU Plan are similarly based upon a pre-established formula tied to base salary and the compensation structure explained above (a percentage of base salary; 4:1 ratio between stock options and RSUs).

Perquisites Including Benefits

We provide employees, including our executive officers, with perquisites including personal benefits that we believe are reasonable and consistent with the overall compensation program to better enable us to attract and retain quality employees. We periodically review the levels of perquisites provided to the employees and executive officers to ensure competitiveness and value. In 2015, following management review of our 401(k)  Plan, we retained a new Plan provider/administrator. Executive officers participate in healthcare and other benefit programs on the same terms as other employees: medical, prescription drug, dental, vision, short-term and long-term disability, life and supplemental life insurances; employee assistance program; and health and dependent care flexible spending accounts.

Compensation Risk Assessment

In 2012, the Compensation Committee recommended, and the Board approved, the inclusion in the Compensation Committee Charter of an additional review, by the Committee, to consider the implications of the risks associated with our compensation policies and practices in order to avoid encouraging inappropriate risk taking by executive officers. The Committee has undertaken reviews of this type in conjunction with periodic reviews of the compensation program, including most recently in December 2014. As discussed, the Committee has implemented and maintained multiple practices to ensure that there are not incentives to take inappropriate or excessive risks, including:  combination of fixed and variable compensation, with appropriate levels of equity compensation; and equity ownership requirements for officers and directors which are routinely reviewed.  Based upon the Committee’s review, we do not believe that the Company’s executive or non-executive compensation structure is reasonably likely to have a material adverse effect on the Company.

2014 Performance on Objectives and Relationship to STIP Awards

In February 2015, the Board of Directors reviewed corporate performance based upon the objectives established for 2014. Corporate performance was evaluated as having generally met performance objectives, with an overall rating of corporate performance of 4 on a scale of 1 to 7. Results of performance based upon these 2014 corporate objectives, as approved by the Compensation Committee and Board of Directors, are as set forth in the table below and explained in the text which follows. The Board approved STIP bonus payments to all eligible employees and executive officers. Consistent with past years in which STIP bonuses have been paid, the awards were based upon a pre-established formula and, this year, were again reduced by 50% in an effort to conserve our cash resources in order to be able to reinvest in our operations and advance the Company’s strategic objectives. Further conservation of our cash resources was achieved by a determination of the Board, based upon recommendation of the Compensation Committee, to make the STIP awards to executive officers and certain other highly-compensated individuals (individuals in pay grade C within our payroll system) through awards of RSUs, in lieu of cash bonus payments, to be administered in all respects pursuant to the Ur-Energy RSU Plan. These awards were also reduced by the 50% upon the pre-established formula.

Performance on 2014 Corporate Objectives (1 to 7 scale)

Lost Creek Operations 40% weight (3.8 of 7)

                               Weighted score: 1.5

•Stabilize operations and production rates (3)

•Establish spending patterns and reduce costs (6)

•Implement reverse osmosis and water management modifications (2)

•Timely manage all permitting activities (4)

Pathfinder Mines Corporation Weight 15% (5.2 of 7)

                               Weighted score: 0.8

•Transition to operating and regulatory activities including 11e.(2) (6)

•Integrate operations and regulatory activities (6)

•Bring Shirley Basin resources into NI 43-101 compliance (6)

•Initiate mine planning and permitting activities (5)

•Initiate organization and analysis of acquired data (4)

Production Profile Weight 10% (4.3 of 7) Weighted score: 0.4 •Rationalize and prioritize project holdings (5) •Identify expansion opportunities (4)

Corporate Finance and Administration Weight 10% (4.5 of 7)

                               Weighted score: 0.5

•Forecast and manage cash resources (6)

•Enhance operating and cost reporting systems (5)

•Review compensation & benefit programs (4)

•Develop media relations and crisis communications protocol (3)

Safety and Performance Weight 25% (3.3 of 7)

                               Weighted score: 0.8

•No lost-time accidents (3)

•No notices of violations (2)

•Minimize reportable incidents (3)

•Achieve budgeted production (4)

•Achieve budgeted earnings (4)

•Achieve budgeted free cash flow (4)

Lost Creek Operations: Our 2014 corporate objectives continued to focus on Lost Creek, with a weighting of 40% associated with the objectives directly related to Lost Creek such as the commissioning and ramping up of Lost Creek to steady state operations, while maintaining safety standards and establishing spending patterns and unit costs. In part because some aspects of stabilizing operations took longer than anticipated in our first year of operations, the first sub-part received a 3 of 7. The metric related to establishing spending patterns and costs was evaluated as a 6 of 7, with lowest quartile costs-per-pound achieved. We  also worked to implement water management controls, including modifications to production and process practices and disposal capacities. As a part of these practices, we modified filter press use, better utilized our holding ponds and drilled a third deep disposal well. Subsequent to year-end, we have completed the commissioning of the reverse osmosis units. We continue to refine our water management practices.

Our objectives also included permitting of additional authorizations for Lost Creek as well as commencing activities related to permitting at our new Shirley Basin Project. Requests for additional approvals of header houses, and other operational approvals (including the new disposal well) were made and received in timely fashion within our operational plans. We submitted the applications for amendments to existing permits and licenses related to the KM horizon and LC East production areas. All baseline studies for Shirley Basin commenced during 2014, with many completed, including archaeology, geology, fisheries, soils, pump tests, and vegetation field work, and others such as wildlife, meteorological and passive radiometrics nearing completion. All such studies are expected to be complete during the first half of 2015, as originally foreseen. The Company objective focused on permitting activities received a 4 out of 7 as the foregoing milestones successfully met our expectations for the year’s activities in order to timely advance Lost Creek and Shirley Basin operational activities.

Pathfinder Mines Corporation:  Our 2014 performance in respect of the newly-acquired Pathfinder Mines assets was strong. Overall, based upon the stated objectives, this metric received a score of 5.2 of 7. At Shirley Basin, we issued the Shirley Basin Technical Report in August 2014, and the Shirley Basin Preliminary Economic Assessment in January 2015, accomplishing our stated objectives of establishing an NI 43-101 compliant resource for the Shirley Basin Project, as well as initiating mine planning activities through the development of the PEA. Confirmation drilling and installation of monitor wells were completed through a drill program at Shirley Basin. We operated the byproduct disposal facility with existing contracted parties making deliveries through the year and realizing approximately $300,000 in disposal fee revenues.

Production Profile: We met our production profile objectives through considered analysis of disposition of our remaining Canadian exploration projects, and the abandonment of certain mining claims at Wyoming projects on which no mineral resource is known. As well, we located additional claims at our LC East project to secure the additional land in our permit area. Similarly, a nominal number of claims were located at Shirley Basin to complete the land package for the mineral resource and development areas.

Corporate Finance and Administration: Our finance department was successful in forecasting and managing our cash resources, through additional use of the RMB debt facility and that banking relationship established in 2013. Additionally, a savings of approximately $3.3 million was achieved through the further negotiated reduction of our surety collateral. Regulatory staff assisted in this endeavor through ongoing reviews of bonds identifying possible reductions or return of certain bonded amounts. Cost reporting systems, including operational and production reports were continuously improved throughout our first full year of operations. The finance group assisted with the review of our compensation and benefit programs, interfacing with RG&A throughout the compensation review and implementation of the new executive STIP program. As well, the finance department scrutinized the existing 401(k) Plan of the Company and identified and retained a new provider/administrator. Implementation was completed by year end. Staff has not completed its development of media relations and crisis communications protocols.

Safety and Performance: Our Lost Creek safety statistics did not meet our stated goals. We had four lost time accidents at Lost Creek; only one resulted in extended time away from work. While there were no significant injuries sustained at Lost Creek or elsewhere in our operations (most were strains, sprains or minor cuts), we have refocused our training and safety culture at all of our locations. During 2014, our Lost Creek safety personnel conducted ten site-wide safety meetings, including refresher training of both OSHA and radiation safety best practices. Departmentally, our maintenance, wellfield construction, chemistry laboratory, plant operations, wellfield operations, casing crew, geology departments averaged 31 meetings each which were dedicated at least in part to safety matters. We continue to review the safety training practices and standard operating procedures to identify areas for improvement and in order to maintain our operations in as safe a manner as is possible.

Finally, our budgeted production of approximately one million pounds was reduced in May 2014 in light of persistently depressed market conditions. Our intent then was to fulfill our contractual obligations and have adequate inventory to make sales into the spot market, if such sales would be advantageous. Our production for the year was 596,176 pounds of U3O8  captured, of which 547,992 pounds were packaged in drums and 562,533 pounds of the drummed inventory were shipped to the conversion facility. 517,760 pounds were sold at an average price of $51.22 which resulted from meeting all of our contractual delivery requirements with no additional spot sales. As a result of meeting our restated objectives, these milestones received a 4 out of 7 score.

2014 Independent Review of Compensation Program and Compensation of Executive Officers

The Compensation Committee from time to time undertakes a comprehensive review of our compensation program which includes competitive market data, pay grades, share ownership guidelines and short-term and long-term incentives. Most recently, this review of the program and of compensation of executive officers was completed in 2014, in conjunction with a review of compensation of our non-executive directors. Previously, the last detailed study including all employees occurred during 2012 and utilized inflation factors as indicated by consumer price indices for relevant regions, as well as a variety of compensation surveys.

In April 2014, the Compensation Committee retained the services of Roger Gurr & Associates (“RG&A”) to review the compensation of our executive officers. RG&A provides board director, executive and management compensation consulting. Its clients include companies in the mining, oil and gas, biotech, technology, service and para-public sectors. Founded in 1998, RG&A has advised over 75 organizations, primarily working with western-based companies in Canada and the U.S. The firm has completed a wide variety of assignments providing independent advice to boards and management to develop appropriate compensation programs to enhance the overall governance and performance of an organization.

The RG&A review compared the compensation of Ur-Energy’s executive officers with a comparator group of 20 mining companies which are standalone companies employing full time executives in leadership positions, with head offices and primary assets in North America, whose primary mineral interest is uranium (and/or coal, base metals, and rare earths), with one producing mine (or near-production asset(s)), with similar market capitalization in a broad range up to US$500 million. The comparator group included Altius Minerals Corp., CanAm Coal Corp., Comstock Mining, Inc., Corsa Coal Corp., Denison Mines Corp., Duluth Metals Limited, Energy Fuels Inc., Forsys Metals Corp., General Moly, Inc., Hallador Energy Company, Mega Uranium Ltd., Nevada Copper Corp., Peninsula Energy Limited, Powertech Uranium Corp., U3O8 Corp., UEX Corp., Uranerz Energy Corp., Uranium Energy Corp., Uranium Resources, Inc., and Xinergy Ltd.  Additionally, compensation data were analyzed using the 2013 composite of “North American Mining Industry Compensation Data” primarily using small companies with annual revenues under $100,000,000. This group includes a large number of precious metal companies,  in contrast to the comparator group. Careful selection of comparative data permitted the review to establish more meaningful compensation levels of salary and bonus, and to confirm internal compensation relationships between executive positions.

Generally, the review revealed that our Named Executive Officers receive base salaries of a compa ratio (relationship between current salary and midpoint of comparator data) of between 0.92 and 1.15. This compares favorably with a target range for compa ratios of 0.96 and 1.04. Although having generally higher target bonus opportunities than Ur‑Energy, the comparator group had a somewhat lower level of awards of short-term bonus, although it may reasonably be understood that the lower level is due to the companies being in development and very early-stage operations with low or negative cash flow and minimal cash resources.  Certain recommendations by RG&A are being implemented in 2015 with respect to target bonus opportunities. More rigorous analytics tying performance to bonus targets are also being introduced in 2015. See discussion under “2015 Compensation Program and Outlook” below.

Total Shareholder Return

As a part of the 2014 review undertaken by RG&A, they analyzed the total shareholder return (“TSR”) of the Company compared with the returns of the comparator group. Our TSR on a one-year through five-year basis is shown in the table below. The long-term TSR of Ur-Energy has been very good; our TSR has been well above the top quartile, with a ranking in the top five of the comparator companies. Notwithstanding this favorable comparison, the RG&A report supports the Company’s choice to continue its focus on achieving positive cash flow before providing substantially higher cash bonus awards (STIPs).

Total Shareholder Returns as at May 30, 2014
Ur-Energy Inc. Comparator Companies (RG&A Study)
Small Cap Mining Companies - emphasis on uranium, coal & US based companies
YTD TSRs
Company Name	1 Year	2 Years	3 Years	4 Years	5 Years
Ur-Energy Inc.	23.90%	46.70%	-14.60%	40.60%	11.60%
Altius Minerals Corp.	29.60%	21.00%	11.60%	18.90%	76.70%
CanAm Coal Corp.	-37.50%	-63.00%	-75.00%	-37.50%	0.00%
Comstock Mining, Inc.	-17.50%	-15.80%	-44.30%	28.80%	-38.80%
Corsa Coal Corp.	n/a	n/a	n/a	n/a	n/a
Denison Mines Corp.	-1.50%	-0.50%	-30.20%	6.30%	-26.90%
Duluth Metals Limited	-60.80%	-70.10%	-74.50%	-70.30%	15.40%
Energy Fuels Inc.	1.80%	-33.50%	-58.30%	4.80%	-57.30%
Forsys Metals Corp.	-38.40%	-55.70%	-74.20%	-85.40%	-92.30%
General Moly, Inc.	-52.60%	-58.90%	-79.10%	-72.90%	-52.10%
Hallador Energy Company	22.30%	49.80%	-1.40%	9.90%	79.60%
Mega Uranium Ltd.	69.60%	-2.50%	-60.20%	-50.60%	-89.60%
Nevada Copper Corp.	-11.20%	2.00%	-63.70%	-18.30%	329.20%
Peninsula Energy Limited	3.40%	-14.30%	-64.70%	-14.30%	-13.60%
Powertech Uranium Corp.	-7.10%	-50.00%	-69.00%	-68.30%	-88.40%
U3O8 Corp.	-34.50%	-75.00%	-81.00%	-59.60%	-84.40%
UEX Corp.	-5.40%	-29.00%	-60.70%	-50.00%	-68.60%
Uranerz Energy Corp.	20.80%	16.30%	-50.90%	0.60%	5.40%
Uranium Energy Corp.	-18.20%	-23.90%	-44.40%	-31.90%	-25.50%
Uranium Resources, Inc.	-9.50%	-61.80%	-85.20%	-43.20%	-78.50%
Xinergy Ltd.	-48.40%	-78.30%	-92.20%	-89.20%	n/a
75th Percentile	2.60%	-1.50%	-47.65%	2.70%	4.05%
Median	-9.50%	-29.00%	-63.70%	-37.50%	-32.85%
25th Percentile	-36.00%	-60.35%	-74.75%	-63.95%	-76.03%
Average	-10.27%	-28.59%	-57.76%	-32.75%	-11.65%
Maximum	69.60%	49.80%	11.60%	28.80%	329.20%
Minimum	-60.80%	-78.30%	-92.20%	-89.20%	-92.30%

Source: S&P Capital IQ (As from RG&A Study)
Ur-Energy Inc.'s Rank	3	2	3	1	5
	> P75	> P75	> P75	> P75	> P75
For Information
S&P/TSX Composite Index	15.40%	26.80%	5.80%	24.20%	40.80%
S&P/TSX Venture Composite Index	2.20%	-23.70%	-53.00%	-35.00%	-12.50%
S&P/TSX Global Mining Index	-0.70%	-12.70%	-44.50%	-24.00%	-8.60%

Executive Compensation – Related Fees

The Compensation Committee utilized the consulting services of RG&A for the review of executive and non-executive director compensation matters, for which related fees in the amount of $36,772 were paid during 2014.

2015 Compensation Program and Outlook

While the compensation program remains largely the same in 2015 for all employees, recommendations in the RG&A study, supported by the Compensation Committee and the Board of Directors, are being implemented by the Company to adjust the pay mix for executive management and to refine the executive STIP plan to include an even more robust performance-based compensation plan and evaluation process. The pay mix adjustments are in the process of implementation. In addition to the corporate and personal objectives which have routinely formed the basis for the appraisal and STIP bonus review, executive officers will now have direct ties to objectives for and results of the following categories: Total Company, Lost Creek Operations, Pathfinder, Finance/Administration/Legal, Strategic Planning and Personal and Discretionary.

COMPANY OBJECTIVES
	Chair	CEO	CFO	GC	VP Operations	VP Regulatory Affairs	VP Exploration
Total Company	50%	30%	40%	40%	20%	20%	20%
LC Operations	25%	35%	20%	20%	60%	50%	25%
Pathfinder	-	10%	-	-	5%	15%	25%
Finance/Admin/ Legal	5%	5%	20%	20%	-	-	-
Strategic Planning	10%	10%	10%	10%	5%	5%	20%
Personal and Discretionary	10%	10%	10%	10%	10%	10%	10%
Total	100%	100%	100%	100%	100%	100%	100%

The average spot price per pound of U3O8, as reported by Ux Consulting Company, LLC and TradeTech, LLC, for the week of April 20, 2015 was $38.88. As a result of the continuing low spot price environment, we will once again maintain production at levels that will be consistent with our contractual sales obligations, which are 630,000 pounds at an average price of $50.10 per pound in 2015. Our current production target for 2015 is to maintain an average production rate of approximately 70,000 pounds per month. Any excess production will be used to build inventory, which may be utilized to complete discretionary spot sales transactions on an as-needed basis if market conditions justify it. In addition to our production plans for Lost Creek, and advancing the additional permitting applications and amendments to provide for future production of identified resources in the KM horizon and the LC East Project, we will be advancing our Shirley Basin project into the permitting phase with applications for all required operational licenses and permits being submitted during 2015.

Our “total company” objectives for 2015 concentrate on operating safely in an environmentally-sound fashion, focusing on the health and well-being of our employees, while returning value to our shareholders through the development of additional and stronger relationships with utility customers through additional long-term supply contracts.

Additionally, all executive officers will have a separate subset of objectives and key performance indicators related to our flagship property, Lost Creek. Each executive, based upon his or her role with the Company, will be responsible to the Lost Creek-weighted evaluations in ways which each can meaningfully affect. The Compensation Committee recommended and the Board agreed that this tiered approach of objective setting and performance evaluation will assist in strengthening our commitment to Lost Creek, its operational success and expansion potential.  The Lost Creek sub-categories of objectives are largely as set forth under Lost Creek, in the table below.  The following  performance categories comprise our 2015 corporate objectives:

1	Total Company	35%
	Health, safety, environmental, governmental
	Free cash flow
	Total shareholder return vs peer comparator companies
	Long term supply contracts
	Increase uranium resources

2	Lost Creek Operations	30%
	Health, safety, environmental, governmental
	Production levels
	Cost control
	Quality and risk control
	Employees and local community

3	Pathfinder – Shirley Basin	15%
	Health, safety, environmental
	Government and community relations
	Permitting
	Resource development
	Economic assessment
	Cost control

4	Finance/Administration/Legal	10%
	Finance/Administration/Accounting
	Information Technology
	Legal / Risk control
	Cost Control
	Human Resources / Public Relations
	Investor Relations

5	Strategic Planning	10%

Additional Compensation Practices

As discussed above, we maintain a compensation program in which both performance and compensation are routinely evaluated.  Further, we maintain a program in which (a) a significant percentage of executive pay is at risk (50% of executive directors; 48% of other executive officers); (b) performance by each and every employee on personal objectives and corporate objectives is evaluated, with executives’ STIP bonus being more closely aligned to performance on corporate objectives based upon the greater opportunity, and responsibility, to shape corporate performance (hourly and non-managerial staff bonuses are more heavily weighted to their personal objectives); (c) reasonable salaries and overall compensation packages are based upon routinely updated compensation surveys; (d) compliance with executive stock ownership guidelines is routinely monitored; (e) we have no multi-year contracts with executive employees; (f) we do not permit repricing of stock options; and (g) executives are not permitted to hedge their beneficially-held Company’s shares.

Share Ownership Guidelines

All of our executive officers and directors are encouraged to have a significant long-term financial interest in our Company. To encourage alignment of the interests of the executive officers and directors with those of our shareholders, in 2009, the Board of Directors mandated that each executive officer of Ur-Energy, whether currently appointed or appointed in the future, is required to invest an amount equal to one times the executive officer’s annual base salary in shares or securities exercisable into shares on or before the later of (i) December 31, 2013, or (ii) the fifth anniversary of the executive officer’s appointment. The investment amount is calculated using the amount of the base salary of the executive officer at the later of (i) January 1, 2009, or (ii) the date of executive officer’s appointment. The share ownership requirements are also applicable to the non-executive directors who are required to invest an amount equal to three times their annual retainer.  See further discussion under the heading “Share Ownership Guidelines for Directors” below.

In February 2012, the Board approved Share Ownership Guidelines which provide greater detail to the ownership requirements of the directors and executive officers, and approved a modification to the ownership requirements of the non-executive directors. Reviewed most recently in December 2014, all executive officers meet the Share Ownership Guidelines or are on-track to meet the Share Ownership Guidelines within the prescribed timeframes.

Anti-Hedging Policy; Pledging

In December 2014, our Board of Directors, on the recommendation of its Corporate Governance and Nominating Committee, approved a formal anti-hedging policy which prohibits our executive officers and directors from engaging in any hedging or similar monetization transactions with respect to the Company’s securities, including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments, or through the establishment of a short position in the Company’s securities. Although there was no formal prohibition before that time, no executive officer or director has purchased such financial instruments or prepaid variables for that purpose.

The Board has not formally adopted a policy restricting the pledging of its Common Shares held by executive officers or directors as, historically, there has been little or no pledging of the Company’s shares by our executive officers or directors. Currently, only one insider has pledged Common Shares; those pledged Common Shares represent less than 0.6% of our issued and outstanding shares.  This percentage has decreased since last year. See Notes to Security Ownership Table, above.

Tax and Accounting Considerations

The Compensation Committee considers tax and accounting rules and regulations when structuring our executive compensation program. Our plans and programs are designed to comply with or be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), which regulates deferred compensation and provides for potentially early taxation and a 20% additional tax on non-compliant arrangements. The Compensation Committee also monitors whether our executive compensation may be subject to the $1,000,000 per year deduction limitation set forth under Section 162(m) of the Code, although to date the compensation of our Named Executive Officers has been well under the $1,000,000 per year limit. Equity awards are accounted for under FASB ASC Topic 718, which requires the recognition of expense for the fair value of such awards, and the Compensation Committee considers the accounting expense of such awards when authorizing stock option and RSU grants.

EXECUTIVE COMPENSATION

Say on Pay Advisory Votes in 2014

In 2014, our shareholders cast their first “say on pay” advisory vote and approved our compensation plan for our Named Executive Officers by a vote of 92%. The Compensation Committee believes this result is an indication that a significant number of our shareholders are satisfied with our executive compensation policies and decisions, and that our executive compensation program effectively aligns the interests of our Named Executive Officers with the interests of our shareholders. Based upon the results of the

2014 vote, we did not make significant changes to the compensation of our executives, instead undertaking to make certain refinements to the executive “pay mix” and the STIP program, as discussed above.

Based upon the first advisory vote by our shareholders, in 2014, concerning “say when on pay,” our Board adopted an annual advisory vote for “say on pay,” until our next say when on pay vote in 2020.

Summary Compensation Table

The following table sets forth the summary information concerning compensation earned during the financial years ended December 31, 2014, 2013 and 2012 by our Chief Executive Officer, Chief Financial Officer and the three highest paid executive officers, who were serving as executive officers at December 31, 2014 (collectively, the “Named Executive Officers”).

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards (2) ($)	Option awards (2) ($)	Non-equity incentive plan compensation (3) ($)	Change in pension value and nonqualified deferred compensation ($)	All other compensation(14) ($)	Total ($)

Wayne W. Heili (4) (5)	2014	258,284	51,279	18,560	33,050	Nil	Nil	10,400	371,573
Director, President, and	2013	258,284	50,000	25,727	67,890	Nil	Nil	10,200	412,101
Chief Exectuve Officer	2012	256,882	Nil	50,492	98,688	17,025	Nil	10,000	433,087

Roger L. Smith (6) (7)	2014	252,668	46,807	16,341	29,098	Nil	Nil	10,400	355,314
Chief Financial Officer and	2013	252,668	40,000	22,650	59,772	Nil	Nil	10,170	385,260
Chief Administrative Officer	2012	251,297	Nil	44,457	86,888	15,325	Nil	10,000	407,967

Jeffrey T. Klenda (8) (9)	2014	258,284	52,690	18,560	33,050	Nil	Nil	Nil	362,584
Chair and	2013	258,284	50,000	25,727	67,890	Nil	Nil	Nil	401,901
Executive Director	2012	256,882	Nil	50,492	98,688	17,025	Nil	Nil	423,087

Penne A. Goplerud (10) (11)	2014	227,162	42,082	14,692	26,161	Nil	Nil	10,400	320,497
General Counsel and	2013	227,162	40,000	20,364	53,739	Nil	Nil	10,200	351,465
Corporate Secretary	2012	205,651	Nil	35,282	68,228	10,599	Nil	8,650	328,410

Steven M. Hatten(12) (13)	2014	181,090	31,781	11,712	20,855	Nil	Nil	6,386	251,824
Vice President, Operations	2013	181,090	35,000	16,234	42,840	Nil	Nil	6,483	281,647
	2012	165,417	Nil	31,860	62,270	10,982	Nil	5,732	276,261

(1)  Canadian dollar figures have been converted to U.S. dollar figures at the average exchange rate for 2014 of C$1.00 = US$0.90581, for 2013 of C$1.00 = US$0.97104, and for 2012 of CS1.00 = US$0.99184 as quoted by OANDA Corporation on its website www.oanda.com.

(2)  The issuance of share-based and option-based awards in conjunction with the LTIP are shown in the year they were issued. The 2011 awards were issued in January 2012 while the 2012 awards were issued in December 2012 resulting in two years’ worth of awards in 2012. We have continued issuing the awards in December since and intend to continue that schedule in future years.

(3) Annual incentive plan awards were earned in the years shown and are typically paid in the first half of the following year.

(4)  Mr. Heili joined Ur-Energy in February 2007 pursuant to an employment agreement and was appointed to the position of Vice President, Mining & Engineering. In May 2011, Mr. Heili was appointed to be the President and Chief Operating Officer of the Company, as well as being named a director. He became President and Chief Executive Officer on August 1, 2011.  See “Employment Agreements with our Named Executive Officers” below. Mr. Heili’s current employment agreement with the Company will expire on May 1, 2015, and his employment will conclude following completion of that term.

(5)  In 2014, Mr. Heili received options for 80,354 Common Shares on December 12, 2014 at an exercise price of C$1.02. These options expire on December 12, 2019. Mr. Heili received a grant of 20,088 RSUs on December 12, 2014. In 2013, Mr. Heili received options for 88,302 Common Shares on December 27, 2013 at an exercise price of C$1.20. These options expire on December 27, 2018. Mr. Heili received a grant of 22,076 RSUs on December 27, 2013. In addition, Mr. Heili received options for 57,249 Common Shares on April 25, 2013 at an exercise price of C$0.77. These options expire on April 25, 2018. In 2012, Mr. Heili received options for 130,077 Common Shares on December 7, 2012 at an exercise price of C$0.76.  These options expire on December 7, 2017.  Mr. Heili received a grant of 32,694 RSUs on December 7, 2012. In addition, Mr. Heili received options for 112,767 Common Shares on January 12, 2012 at an exercise price of C$0.91. These options expire on January 12, 2017. Mr. Heili received a grant of 28,192 RSUs on January 12, 2012.

(6)  Roger Smith joined Ur-Energy in May 2007 and was appointed to the position of Chief Financial Officer pursuant to an employment agreement. In August 2007, Mr. Smith was further appointed as Vice President, Finance, IT & Administration. In May

2011, Mr. Smith assumed additional responsibilities, and in addition to continuing to serve as Chief Financial Officer was appointed Chief Administrative Officer. See “Employment Agreements with our Named Executive Officers” below.

(7)  In 2014, Mr. Smith received options for 70,746 Common Shares on December 12, 2014 at an exercise price of C$1.02. These options expire on December 12, 2019.  Mr. Smith received a grant of 17,686 RSUs on December 12, 2014. In 2013, Mr. Smith received options for 77,744 Common Shares on December 27, 2013 at an exercise price of C$1.20. These options expire on December 27, 2018. Mr. Smith received a grant of 19,436 RSUs on December 27, 2013. In addition, Mr. Smith received options for 50,403 Common Shares on April 25, 2013 at an exercise price of C$0.77. These options expire on April 25, 2018. In 2012, Mr. Smith received options for 115,139 Common Shares on December 7, 2012 at an exercise price of C$0.76. These options expire on December 7, 2017.  Mr. Smith received a grant of 28,786 RSUs on December 7, 2012. In addition, Mr. Smith received options for 99,284 Common Shares on January 12, 2012 at an exercise price of C$0.91.  These options expire on January 12, 2017. Mr. Smith received a grant of 24,822 RSUs on January 12, 2012.

(8)  Mr. Klenda became a director of Ur-Energy in August 2004 and Chair of the Board of Directors and Executive Director in January 2006.  Mr. Klenda was a consultant to the Company from August 2004 to December 31, 2006.  Mr. Klenda entered into an employment agreement with Ur-Energy on January 1, 2007, as amended. See “Employment Agreements with our Named Executive Officers” below.

(9)  In 2014, Mr. Klenda received options for 80,354 Common Shares on December 12, 2014 at an exercise price of C$1.02. These options expire on December 12, 2019. Mr. Klenda received a grant of 20,088 RSUs on December 12, 2014.  In 2013, Mr. Klenda received options for 88,302 Common Shares on December 27, 2013 at an exercise price of C$1.20. These options expire on December 27, 2018.  Mr. Klenda received a grant of 22,076 RSUs on December 27, 2013. In addition, Mr. Klenda received options for 57,249 Common Shares on April 25, 2013 at an exercise price of C$0.77. These options expire on April 25, 2018. In 2012, Mr. Klenda received options for 130,777 Common Shares on December 7, 2012 at an exercise price of C$0.76. These options expire on December 7, 2017.  Mr. Klenda received a grant of 32,694 RSUs on December 7, 2012. In addition, Mr. Klenda received options for 112,767 Common Shares on January 12, 2012 at an exercise price of C$0.91. These options expire on January 12, 2017. Mr. Klenda received a grant of 28,192 RSUs on January 12, 2012.  In 2011, Mr. Klenda received options for 129,974 Common Shares on January 28, 2011 at an exercise price of C$2.87. These options expire on January 28, 2016.  Mr. Klenda received a grant of 32,494 RSUs on January 28, 2011. In addition, Mr. Klenda received options for 81,847 Common Shares on September 9, 2011 at an exercise price of C$1.17. These options expire on September 9, 2016.

(10)  Ms. Goplerud joined Ur-Energy in August 2007 as Associate General Counsel. In May 2011, Ms. Goplerud was appointed General Counsel and Corporate Secretary. Ms. Goplerud entered into an employment agreement with the Company on May 17, 2011, as amended. See “Employment Agreements with our Named Executive Officers” below.

(11) In 2014, Ms. Goplerud received options for 63,606 Common Shares on December 12, 2014 at an exercise price of C$1.02. These options expire on December 12, 2019. Ms. Goplerud received a grant of 15,902 RSUs on December 12, 2014. In 2013, Ms. Goplerud received options for 69,896 Common Shares on December 27, 2013 at an exercise price of C$1.20.  These options expire on December 27, 2018. Ms. Goplerud received a grant of 17,474 RSUs on December 27, 2013. In addition, Ms. Goplerud received options for 45,315 Common Shares on April 25, 2013 at an exercise price of C$0.77. These options expire on April 25, 2018. In 2012, Ms. Goplerud received options for 103,516 Common Shares on December 7, 2012 at an exercise price of C$0.76. These options expire on December 7, 2017. Ms. Goplerud received a grant of 25,880 RSUs on December 7, 2012. In addition, Ms. Goplerud received options for 68,667 Common Shares on January 12, 2012 at an exercise price of C$0.91. These options expire on January 12, 2017. Ms. Goplerud received a grant of 17,166 RSUs on January 12, 2012.

(12) Mr. Hatten joined Ur-Energy in April 2007 as the Engineering Manager and was subsequently named Director of Engineering & Operations in 2010. In May 2011, Mr. Hatten was named Vice President Operations. Mr. Hatten entered into an employment agreement with the Company on May 17, 2011, as amended. See “Employment Agreements with our Named Executive Officers” below.

(13) In 2014, Mr. Hatten received options for 50,704 Common Shares on December 12, 2014 at an exercise price of C$1.02. These options expire on December 12, 2019. Mr. Hatten received a grant of 12,676 RSUs on December 12, 2014. In 2013, Mr. Hatten received options for 55,720 Common Shares on December 27, 2013 at an exercise price of C$1.20. These options expire on December 27, 2018. Mr. Hatten received a grant of 13,930 RSUs on December 27, 2013. In addition, Mr. Hatten received options for 36,125 Common Shares on April 25, 2013 at an exercise price of C$0.77. These options expire on April 25, 2018.  In 2012, Mr. Hatten received options for 82,523 Common Shares on December 7, 2012 at an exercise price of C$0.76. These options expire on December 7, 2017.  Mr. Hatten received a grant of 20,630 RSUs on December 7, 2012. In addition, Mr. Hatten received options for 71,150 Common Shares on January 12, 2012 at an exercise price of C$0.91.  These options expire on January 12, 2017. Mr. Hatten received a grant of 17,788 RSUs on January 12, 2012.

(14) Reflects the Company’s matching contribution toward the executive’s 401(k) retirement account.

Equity Incentive Plans

The following table sets forth certain summary information concerning our equity compensation plans as at December 31, 2014. Directors, officers, employees, and consultants are eligible to participate in the Stock Option Plan. Directors and employees, including executive officers, are eligible to participate in the Restricted Share Unit (“RSU”) Plan.

	Number of Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (C$)	Number of Common Shares Remaining for Future Issuance (Excluding Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights)
Equity compensation plans approved by securityholders (1)	9,128,578	$1.21(2)	384,169(3)
Equity compensation plans not approved by security-holders	-	-	-

(1)Our shareholders have approved both the Ur-Energy Inc. Amended and Restated Stock Option Plan 2005, as amended, and the Ur-Energy Inc. Amended Restricted Share Unit Plan, as amended.

(2)The exercise price represents the weighted exercise price of the 8,468,614 outstanding stock options.

(3)The figure represents 247,778 Common Shares remaining available for issuance under the Ur-Energy Inc. Amended and Restated Stock Option Plan and 136,391Common Shares available under the Ur-Energy Amended Restricted Share Unit Plan.

Stock Options and RSUs

We adopted the Ur-Energy Inc. Amended and Restated Stock Option Plan in order to advance our interests by providing directors, officers, employees and consultants with a financial incentive tied to Ur-Energy’s long-term financial performance and continued service to or employment with us. Subsequently, we adopted the Ur-Energy Inc. Amended Restricted Share Unit Plan as part of our overall stock-based compensation plan. The RSU Plan allows participants to earn Common Shares over time, rather than options that give participants the right to purchase shares at a set price.

A total of up to 10% of Ur-Energy’s issued and outstanding Common Shares may be reserved for issuance pursuant to the Option Plan and the RSU Plan, in the aggregate. As of April 20, 2015, we have listed and reserved 8,829,497 Common Shares in the aggregate of which 8,248,310 Common Shares were notionally reserved under the Option Plan, and 581,187 Common Shares were notionally reserved under the RSU Plan. We have historically allocated, and expect going forward will allocate, approximately 80% of those reserved shares to the Option Plan and 20% to the RSU Plan. Of those currently reserved, 7,971,461 options for Common Shares have been granted and are outstanding, as at April 20, 2015, or approximately 6.1% of our issued and outstanding Common Shares. There are 651,639 RSUs that have been granted and are outstanding as of April 20, 2015, or approximately 0.5% of our issued and outstanding Common Shares. The number of shares reserved is subject to adjustment if the Common Shares are subdivided, consolidated, converted or reclassified or the number of Common Shares varies as a result of a stock dividend or an increase or a reduction in our share capital.

Option Plan

Under the Option Plan, options may be granted to all of our directors, executive officers, eligible employees and consultants. The maximum number of Common Shares that may be reserved for issuance to any one person under the Option Plan is five percent of the number of Common Shares outstanding at the time of reservation.  The options are personal and non-assignable.  The exercise price for Common Shares subject to an option is determined by the Board of Directors at the time of grant and may not be less than the market price of the Common Shares at the time the option is granted. Market price at any date in respect of the Common Shares means the closing price of the Common Shares on the TSX (or, if the Common Shares are not then listed and posted for trading on the TSX, then on the recognized stock exchange on which such Common Shares are listed or posted or, if such Common Shares are not so listed on any recognized stock exchange, then on the over-the-counter market on which they are traded or posted as selected for such purpose by the Compensation Committee or, in accordance with Section 5.5 of the Option Plan) on the immediately preceding trading day. Options are generally exercisable as to 10% immediately on the date of grant; with an additional 22% becoming exercisable four and one-half months after the date of grant; 22% becoming exercisable nine months after the date of grant; 22% thirteen and one-half months after the date of grant; and, the balance of 24% exercisable eighteen months after the date of grant, subject to the right of the Board of Directors to determine at the time of a particular grant that such options will become exercisable on different dates. An option may be for a term of up to five years.

Options granted under the Option Plan are subject to early termination under certain circumstances, including (i) one year after the death of the option holder, (ii) three months after the option holder’s resignation or dismissal without cause as an employee or consultant, or (iii) immediately upon the option holder’s dismissal for cause as an employee. In each case, only options vested at the time of the event which gave rise to such early termination may be exercised by the option holder during such period. The Option Plan also provides that upon a change of control all options under the Option Plan vest immediately and are immediately exercisable.

The Option Plan and the terms of any outstanding option may be amended at any time by the Board of Directors subject to any required regulatory or shareholder approvals, provided that where such an amendment would prejudice the rights of an option holder under any outstanding option, the consent of the option holder is required to be obtained. Amendments requiring shareholder approval are those amendments set forth in the TSX Company Manual.  Amendments that do not require shareholder approval are ‘housekeeping” amendments such as amendments to the Option Plan to comply with regulatory requirements, amendments related to the administration of the Option Plan and to change the eligibility requirements under the Option Plan and terms and conditions on which the options may be granted. The Option Plan may be suspended, terminated or discontinued in the sole discretion of the Board of Directors.

The Option Plan was most recently approved by shareholders, with an approval of 92%, on April 29, 2014.

RSU Plan

The RSU Plan was adopted by the Board of Directors on May 7, 2010 and was approved most recently, as amended, by our shareholders on April 25, 2013. The shareholders are asked at the Meeting to approve amendments to the RSU Plan approved by the Board of Directors, on the recommendation of the Compensation Committee, in March 2015. The amendments (a) extend the redemption period so that, going forward, all RSUs in a grant are not redeemed until the second anniversary of the grant; (b) provide for redemption, instead of cancellation, of outstanding RSUs at the date of redemption for retiring directors and executive officers, which is defined as a threshold of combined service and age of 65 years, and a minimum of five years of service to the Company; and (c) update the RSU Plan for compliance with applicable laws. The amendments do not request any increase in the percentage number of shares available for issuance under the RSU Plan.  The amendments are described in greater detail in Proposal No. 6, below, and the full text of the RSU Plan is attached as Schedule C of this Circular. As discussed further below, the TSX rules provide that all eligible insiders in order to participate in the RSU Plan may not vote on these amendments. Accordingly, the resolution must be passed by a majority of votes, excluding 3,906,717 Common Shares held by certain insiders of the Company and their affiliates

The RSU Plan is a plan which includes directors and employees, including executive officers, of Ur-Energy as possible eligible participants. As of April 20, 2015, there are approximately 42 employees and four non-executive directors who would be eligible to participate in the RSU Plan. The Board of Directors has appointed the Compensation Committee to determine which persons are entitled to participate in the RSU Plan and the number of RSUs to be awarded to each participant. The RSU Plan does not limit the participation of any specific eligible participant including insiders. RSUs awarded to participants are credited to a notional account that is established on their behalf and maintained in accordance with the RSU Plan. Each RSU awarded conditionally entitles the participant to the delivery of one Common Share (or cash in lieu of such share at the Compensation Committee’s discretion) upon attainment of the RSU vesting period. Prior to the amendments, RSUs awarded to participants vest in accordance with the terms of the RSU Plan over a two year period: 50% vest on the first anniversary and 50% vest on the second anniversary of the date of grant. As at April 20, 2015, the closing price of our Common Shares on the NYSE MKT was $0.93 and on the TSX was C$1.13.

The RSU Plan permits us to either redeem RSUs for cash or issue Common Shares from treasury in order to satisfy all or any portion of a vested RSU award. The RSUs will be redeemed for an amount equal to fair market value which means the closing price of the Common Shares on the TSX on the business day immediately prior to the redemption date, or if the shares are not listed on the Toronto Stock Exchange, then on such other stock exchange or quotation system as may be selected by the Compensation Committee, provided that, if the Common Shares are not listed or quoted on any other stock exchange or quotation system, then the fair market value will be the value determined by the Compensation Committee in its sole discretion acting in good faith; in the event of a change of control, as defined in the RSU Plan, we are required to redeem 100% of the RSUs granted to participants; and in the event of an involuntary termination of an employee, other than for cause, or a director who is not re-elected we are required to redeem the RSUs for cash. Rights respecting RSU shall not be transferable or assignable other than by will.

The Board may from time to time amend or suspend this RSU Plan and may at any time terminate the RSU Plan. No such amendment, suspension or termination shall adversely affect the rights of any eligible person with respect to outstanding and unredeemed RSUs credited to that person without consent. Amendments requiring shareholder approval are those amendments set forth in the TSX Company Manual.  Amendments that do not require shareholder approval are ‘housekeeping” amendments such as amendments to the RSU Plan to comply with regulatory requirements, amendments related to the administration of the RSU Plan and to change the eligibility requirements under the RSU Plan and terms and conditions on which the RSUs may be granted.

RSUs are generally treated as ordinary compensation income as and when Common Shares are issued to the participant upon vesting or settlement of the award. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount or ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m). Please note that the foregoing description is based upon U.S. federal income tax laws in effect on the date of this Proxy Statement and does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Grants of Plan-Based Awards to Named Executive Officers

The following table sets forth information concerning option-based and share-based awards granted to each of the Named Executive Officers during the year ended December 31, 2014.

		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise of base price of option awards (Cnd$/Sh)	Grant date fair value of stock and option awards (US$)

Wayne W. Heili	12/12/14	Nil	Nil	Nil	Nil	Nil	Nil	Nil	80,354	1.02	31,593
	12/12/14	Nil	Nil	Nil	Nil	Nil	Nil	20,088	Nil	Nil	17,742
Roger L. Smith	12/12/14	Nil	Nil	Nil	Nil	Nil	Nil	Nil	70,746	1.02	27,815
	12/12/14	Nil	Nil	Nil	Nil	Nil	Nil	17,686	Nil	Nil	15,620
Jeffrey T. Klenda	12/12/14	Nil	Nil	Nil	Nil	Nil	Nil	Nil	80,354	1.02	31,593
	12/12/14	Nil	Nil	Nil	Nil	Nil	Nil	20,088	Nil	Nil	17,742
Penne A. Goplerud	12/12/14	Nil	Nil	Nil	Nil	Nil	Nil	Nil	63,606	1.02	25,008
	12/12/14	Nil	Nil	Nil	Nil	Nil	Nil	15,902	Nil	Nil	14,045
Steven M. Hatten	12/12/14	Nil	Nil	Nil	Nil	Nil	Nil	Nil	50,704	1.02	19,935
	12/12/14	Nil	Nil	Nil	Nil	Nil	Nil	12,676	Nil	Nil	11,195

(1) Grants made pursuant to the Ur-Energy Inc. Amended Restricted Share Unit Plan, as amended. RSUs awarded to participants vest in accordance with the terms of the RSU Plan over a two year period: 50% vest on the first anniversary and 50% vest on the second anniversary of the date of grant. If amendments approved by the Board are approved and ratified at the Meeting by our shareholders, future grants of RSUs will be redeemed 100% on the second anniversary of the date of grant.

(2) Grants made pursuant to the Ur-Energy Inc. Amended and Restated Stock Option Plan 2005, as amended. Options are exercisable as to 10% immediately on the date of grant; with an additional 22% becoming exercisable four and one-half months after the date of grant; 22% becoming exercisable nine months after the date of grant; 22% thirteen and one-half months after the date of grant; and, the balance of 24% exercisable eighteen months after the date of grant.

Outstanding Equity Awards at December 31, 2014

The following table sets forth information concerning the value vested or earned in respect of incentive plan awards during the year ended December 31, 2014 by each of the Named Executive Officers:

	Option-based Awards					Share-based Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised options (#)	Option exercise price (Cdn$)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Wayne W. Heili	60,539	-	Nil	0.81	3/5/15	Nil	Nil	Nil	Nil
	102,354	-	Nil	2.87	1/28/16	Nil	Nil	Nil	Nil
	150,000	-	Nil	1.57	7/7/16	Nil	Nil	Nil	Nil
	81,847	-	Nil	1.17	9/9/16	Nil	Nil	Nil	Nil
	112,767	-	Nil	0.91	1/12/17	Nil	Nil	Nil	Nil
	130,777	-	Nil	0.76	12/7/17	Nil	Nil	Nil	Nil
	57,249	-	Nil	0.77	4/25/18	Nil	Nil	Nil	Nil
	47,683	40,619	Nil	1.20	12/27/18	Nil	Nil	Nil	Nil
	8,035	72,319	Nil	1.02	12/12/19	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	22,076	18,794	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	20,088	17,101	Nil	Nil
Roger L. Smith	36,891	-	Nil	0.81	3/5/15	Nil	Nil	Nil	Nil
	109,666	-	Nil	2.87	1/28/16	Nil	Nil	Nil	Nil
	150,000	-	Nil	1.57	7/7/16	Nil	Nil	Nil	Nil
	72,061	-	Nil	1.17	9/9/16	Nil	Nil	Nil	Nil
	99,284	-	Nil	0.91	1/12/17	Nil	Nil	Nil	Nil
	115,139	-	Nil	0.76	12/7/17	Nil	Nil	Nil	Nil
	50,403	-	Nil	0.77	4/25/18	Nil	Nil	Nil	Nil
	41,982	35,762	Nil	1.20	12/27/18	Nil	Nil	Nil	Nil
	7,075	63,671	Nil	1.02	12/12/19	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	19,436	16,546	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	17,686	15,056	Nil	Nil
Jeffrey T. Klenda	49,200	-	Nil	0.81	3/5/15	Nil	Nil	Nil	Nil
	129,974	-	Nil	2.87	1/28/16	Nil	Nil	Nil	Nil
	81,847	-	Nil	1.17	9/9/16	Nil	Nil	Nil	Nil
	112,767	-	Nil	0.91	1/12/17	Nil	Nil	Nil	Nil
	130,777	-	Nil	0.76	12/7/17	Nil	Nil	Nil	Nil
	57,249	-	Nil	0.77	4/25/18	Nil	Nil	Nil	Nil
	47,683	40,619	Nil	1.20	12/27/18	Nil	Nil	Nil	Nil
	8,035	72,319	Nil	1.02	12/12/19	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	22,076	18,794	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	20,088	17,101	Nil	Nil
Penne A. Goplerud	21,845	-	Nil	0.81	3/5/15	Nil	Nil	Nil	Nil
	36,934	-	Nil	2.87	1/28/16	Nil	Nil	Nil	Nil
	100,000	-	Nil	1.57	7/7/16	Nil	Nil	Nil	Nil
	49,838	-	Nil	1.17	9/9/16	Nil	Nil	Nil	Nil
	68,667	-	Nil	0.91	1/12/17	Nil	Nil	Nil	Nil
	103,516	-	Nil	0.76	12/7/17	Nil	Nil	Nil	Nil
	45,315	-	Nil	0.77	4/25/18	Nil	Nil	Nil	Nil
	37,744	32,152	Nil	1.20	12/27/18	Nil	Nil	Nil	Nil
	6,361	57,245	Nil	1.02	12/12/19	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	17,474	14,876	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	15,902	13,538	Nil	Nil
Steven M. Hatten	40,343	-	Nil	2.87	1/28/16	Nil	Nil	Nil	Nil
	100,000	-	Nil	1.57	7/7/16	Nil	Nil	Nil	Nil
	51,641	-	Nil	1.17	9/9/16	Nil	Nil	Nil	Nil
	71,150	-	Nil	0.91	1/12/17	Nil	Nil	Nil	Nil
	19,806	-	Nil	0.76	12/7/17	Nil	Nil	Nil	Nil
	36,125	-	Nil	0.77	4/25/18	Nil	Nil	Nil	Nil
	30,089	25,631	Nil	1.20	12/27/18	Nil	Nil	Nil	Nil
	5,070	45,634	Nil	1.02	12/12/19	Nil	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	13,930	11,859	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	12,676	10,791	Nil	Nil

Option Exercises and Stock Vested

The following table sets forth the value realized on options exercise and stock awards vested for the Named Executive Officers for the year ended December 31, 2014.

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Wayne W. Heili	101,250	25,253	41,481	43,470
Roger L. Smith	57,321	14,163	36,522	38,273
Jeffrey T. Klenda	68,571	17,102	41,481	43,470
Penne A. Goplerud	30,710	31,577	30,260	31,010
Steven M. Hatten	120,595	125,689	26,174	27,429

The following table sets forth information concerning the value vested or earned in respect of incentive plan awards during the financial year ended December 31, 2014, by each of our Named Executive Officers.

Incentive Plan Awards - Value Vested or Earned During the Financial Year Ended December 31, 2014
	Option based awards		Share based awards		Non-equity incentive plan compensation
Name	Number of securities underlying options vested (#)	Value vested during the year ($)	Number of shares or units of shares vested (#)	Value vested during the year ($)	Value earned during the year ($)
Wayne W. Heili	145,974	59,653	41,481	43,470	51,279
Roger L. Smith	128,521	52,521	36,522	38,273	46,807
Jeffrey T. Klenda	145,974	59,653	41,481	43,470	52,690
Penne A. Goplerud	115,546	47,218	30,260	31,010	42,082
Steven M. Hatten	92,113	37,642	26,174	27,429	31,781

Potential Payments upon Termination or Change of Control

Employment Agreements with our Named Executive Officers

Ur-Energy entered into an employment agreement with Mr. Wayne Heili when he was hired to be the Vice President Mining & Engineering in 2007, which has been amended and restated from time to time. The current term of his employment agreement will expire on May 1, 2015, and his employment will conclude following completion of that term. Mr. Heili is subject to non-competition and non-solicitation restrictions for a period of one year upon termination of the employment agreement.

Ur-Energy entered into an employment agreement with Mr. Roger Smith when he was hired to be the Chief Financial Officer in 2007, which has been amended and restated from time to time.  Most recently, Mr. Smith’s employment agreement was amended in 2011 to reflect his new positions as Chief Financial Officer and Chief Administrative Officer. Currently, Mr. Smith is entitled to a salary of $252,668 per year and a discretionary bonus to be set by the Board.  Mr. Smith is entitled to receive stock option grants under the terms and conditions of the Option Plan, and RSUs under the terms and conditions of the RSU Plan, and as determined by the Board.  In the event that Ur-Energy terminates the employment agreement with Mr. Smith without cause, Mr. Smith will be entitled to a lump sum payment equivalent to two years base salary (a total of $505,336).  In the event of a change of control, and Mr. Smith’s termination by, or resignation from, Ur-Energy within 12 months of the change of control, Mr. Smith will be entitled to a lump sum payment equivalent to two years base salary (a total of $505,336). Mr. Smith is subject to non-solicitation restrictions for a period of one year upon termination of the employment agreement.

Ur-Energy entered into an employment agreement with Mr. Jeffrey Klenda in 2007, which has been amended and restated from time to time.  Most recently, Mr. Klenda’s employment agreement was amended in 2011 to reflect his full-time status and, in 2013, to provide for severance pay in the event of Mr. Klenda’s termination of the agreement.  Currently, Mr. Klenda is entitled to a salary of $258,284 per year and a discretionary bonus to be set by the Board of Directors.  Mr. Klenda is entitled to receive stock option grants under the terms and conditions of the Option Plan, and RSUs under the terms and conditions of the RSU Plan, and as determined by the Board of Directors.  In the event that Ur-Energy terminates the employment agreement with Mr. Klenda without cause, or if Mr. Klenda terminates the agreement, Mr. Klenda will be entitled to a lump sum payment equivalent to two years base salary (a total of $516,568).  In the event of a change of control and Mr. Klenda’s termination by, or resignation from, Ur-Energy within 12 months of the change of control Mr. Klenda will be entitled to a lump sum payment equivalent to two years base salary (a total of $516,568). Mr. Klenda is subject to non-solicitation restrictions for a period of one year upon termination of the employment agreement. As noted above, Mr. Heili’s employment as President and Chief Executive Officer will conclude on May 2, 2015 following completion of his current term of employment. Mr. Klenda will assume the role of acting Chief Executive Officer.

Ur-Energy entered into an employment agreement with Ms. Penne A. Goplerud dated May 17, 2011, as amended. Currently, Ms. Goplerud is entitled to a salary of $227,162 per year and a discretionary bonus to be set by the Board of Directors.  Ms. Goplerud is entitled to receive stock option grants under the terms and conditions of the Option Plan, and RSUs under the terms and conditions of the RSU Plan, and as determined by the Board of Directors. In the event that Ur-Energy terminates the employment agreement with Ms. Goplerud without cause, Ms. Goplerud will be entitled to a lump sum payment equivalent to 18 months base salary (a total of $340,743).  In the event of a change of control and Ms. Goplerud’s termination by, or resignation from, Ur-Energy within 12 months of the change of control Ms. Goplerud will be entitled to a lump sum payment equivalent to 18 months base salary (a total of $340,743).  Ms. Goplerud is subject to non-solicitation restrictions for a period of one year upon termination of the employment agreement.

Ur-Energy entered into an employment agreement with Mr. Steven M. Hatten dated May 17, 2011, as amended. Currently, Mr. Hatten is entitled to a salary of $181,090 per year and a discretionary bonus to be set by the Board of Directors.  Mr. Hatten is entitled to receive stock option grants under the terms and conditions of the Option Plan, and RSUs under the terms and conditions of the RSU Plan, and as determined by the Board of Directors.  In the event that Ur-Energy terminates the employment agreement with Mr. Hatten without cause, Mr. Hatten will be entitled to a lump sum payment equivalent to 18 months base salary (a total of $271,635).  In the event of a change of control and Mr. Hatten’s termination by, or resignation from, Ur-Energy within 12 months of the change of control Mr. Hatten will be entitled to a lump sum payment equivalent to 18 months base salary (a total of $271,635).  Mr. Hatten is subject to non-competition and non-solicitation restrictions for a period of one year upon termination of the employment agreement.

The employment agreements have been amended from time to time. In December 2008, all executive employment agreements then in place were amended to insert necessary provisions for compliance with Section 409A provision of the Internal Revenue Code of 1986 (“IRC”), as amended, including the timing of payments or deferred compensation in the event of a change of control or termination from Ur-Energy.  In November 2009, the executive employment agreements in place were amended to insert provisions to provide for the establishment of a trust to hold and invest certain separation payments which Ur-Energy becomes obligated to pay because of a voluntary termination by the executive or involuntary termination by Ur-Energy or in the event of a change of a control but which payments have been delayed under Section 490A of the IRC.

In May 2011, existing employment agreements were amended to reflect the assumption of new responsibilities and/or new titles by the serving executive officers. Additionally, three new agreements were completed in May 2011, as described above. In November 2011, all the employment agreements of the executive officers were amended to provide that Ur-Energy will bear the costs of a mediator in the event of informal dispute resolution, with each party to bear its own attorney fees or other expenses. This amendment was recommended for approval by the Compensation Committee and approved by the Board. In February 2013, the Compensation Committee recommended, and the Board approved a change to the employment agreements regarding “paid time off” benefits to more directly coincide with the structure and accruals of paid time off benefits available to other eligible employees of Ur-Energy. In March 2014, an employment agreement was made with Mr. James Bonner, Vice President of Geology.

Equity Award Provisions

Upon separation of employment of our executive officers, including under circumstances of termination without cause or of change of control, the Ur-Energy Stock Option Plan and Amended RSU Plan govern the treatment of outstanding equity compensation in the form of vested stock options and restricted share units not yet redeemed. All vested options of Designated Officers (all of our current executive officers, as defined by the plan and resolution of our Board) will expire on the expiration date identified at the time of the grant of the option, and all unvested options will expire upon termination.

The RSU Plan provides that the RSUs of an employee who is an eligible person who is involuntarily terminated without cause, shall be redeemed for cash at a fair market value on the redemption/termination date. In the event of a change of control, as defined in the

RSU Plan, all of the RSUs granted and outstanding will be redeemed as soon as reasonably practical and not later than 30 days following the redemption date associated with the change of control.

Termination Benefits Table

Each of our Named Executive Officers has entered into an employment agreement that provides for certain payments if the executive’s employment is terminated in connection with a change of control. See “Employment Agreements with our Named Executive Officers” above.  In addition, upon the occurrence of a change of control, all of the executive’s unvested options and RSUs will vest. The table below shows the amounts that would be payable or vest assuming that a change of control occurred on December 31, 2014 and that such executive’s employment terminated on that date.

Name	Cash	Equity		Pension /NQDC	Perquisites/ benefits	Tax reimbursement	Other	Total
	($)	($)(1)	($)	($)	($)	($)	($)	($)
Wayne W. Heili	516,568	35,895		Nil	Nil	Nil	Nil	552,463
Roger L. Smith	505,336	31,602		Nil	Nil	Nil	Nil	536,938
Jeffrey T. Klenda	516,568	35,895		Nil	Nil	Nil	Nil	552,463
Penne A. Goplerud	340,743	28,414		Nil	Nil	Nil	Nil	369,157
Steven M Hatten	271,635	22,650		Nil	Nil	Nil	Nil	294,285

(1) Equity values upon change of control, based upon options, RSU and price per common share as of December 31, 2014 represents the following: Heili (stock options: Nil; RSUs: $35,895); Smith (stock options:  Nil; RSUs $31,602); Klenda (stock options: Nil; RSUs: $35,895); Goplerud (stock options: Nil; RSUs: $28,414); Hatten (stock options: Nil; RSUs: $22,650).

COMPENSATION OF DIRECTORS

Prior to 2014, the Compensation Committee last commissioned an independent comparative study in 2011, which was considered in 2012. As a result, the Compensation Committee recommended and the Board approved, effective September 1, 2012, an increase for non-executive directors in the base cash retainer compensation to $24,000.  Meeting fees were also adjusted: meeting fees for board meeting attendance now are set at $1,000 (without distinction whether attending in person or by telephone). Additionally, committee meeting attendance is compensated at $500 per Audit Committee meeting and $250 per meeting for other committees. Working time spent for committee participation, not attendant to regular meetings, is compensated at the rate of $250/half day and $500/full day to be monitored by the Compensation Committee and reported to the Board of Directors.

In April 2014, the Compensation Committee retained the services of Roger Gurr & Associates (“RG&A”) to review the compensation of the non-executive directors. The review compared the compensation of Ur-Energy’s non-executive directors with a comparator group of 20 mining companies which are standalone companies employing full time executives in leadership positions, with head offices and primary assets are in North America, whose primary mineral interest is uranium (and/or coal, base metals, and rare earths), with one producing mine (or near-production asset) with similar market capitalization in a broad range up to US$500 million. The comparator group included Altius Minerals Corp., CanAm Coal Corp., Comstock Mining, Inc., Corsa Coal Corp., Denison Mines Corp., Duluth Metals Limited, Energy Fuels Inc., Forsys Metals Corp., General Moly, Inc., Hallador Energy Company, Mega Uranium Ltd., Nevada Copper Corp., Peninsula Energy Limited, Powertech Uranium Corp., U3O8 Corp., UEX Corp., Uranerz Energy Corp., Uranium Energy Corp., Uranium Resources, Inc., and Xinergy Ltd.

The results of the independent study indicate that the Company’s non-executive director base cash and equity-based compensation remains approximately in the range of the median of the comparator group. Because the Company does not provide an additional retainer amount for committee chair positions, compensation for those leadership roles remains below the comparator group: median for chair of audit committee ($10,000) and chair of compensation committee ($6,500).  Committee meeting fees also are slightly below the market median of the comparator group. In its report, RG&A recognized the Company’s continuing need to conserve cash until operations are in steady state, and the timing of sales evens out on a period-to-period basis. As a result, RG&A recommended adjustments to provide retainers for committee leadership, as and when cashflow permits, and consideration of an annual retainer if the Company were to appoint a lead director. At this time, the Compensation Committee has recommended against any action being taken; the Board of Directors has taken no action. Although the independent members of the Board did appoint a Lead Director, in December 2014 (see discussion under the heading “Leadership Structure and Board’s Role in Risk Oversight” below), no action has been taken with respect to identifying a retainer amount. Finally, review of the aggregate compensation for the non-executive directors demonstrates a significant difference from the comparator group, in large part due to the relatively fewer non-executive directors on our Board: total compensation for non-executive directors, aggregated $86,800 compared with $347,200 (median). Our per-board member compensation approximates market median.

In addition to other compensation received by our directors, a 2008 resolution provides that non-management directors participating on ad hoc or special committees of the Board of Directors, which may be constituted from time to time, are entitled to additional director fees, to be determined in accordance with additional duties and requirements requested of those individuals from time to time. There currently are no such ad hoc or special committees of the Board of Directors.

The following table sets forth the summary information concerning compensation paid to or earned during the financial year ended December 31, 2014 by our non-executive directors.

Name	Fees earned ($)	Share-based awards ($)	Option-based awards ($)	Non-equity incentive plan compensation ($)	Pension value ($)	All other compensation ($)	Total ($)

W. William Boberg (1)	32,887	9,274	16,513	Nil	Nil	Nil	58,674
James M. Franklin (2)	38,497	9,274	16,513	Nil	Nil	Nil	64,284
Paul Macdonell (3)	37,818	9,274	16,513	Nil	Nil	Nil	63,605
Thomas Parker (4)	39,263	9,274	16,513	Nil	Nil	Nil	65,050

(1)In 2014, Mr. Boberg received options for 42,000 Common Shares on December 12, 2014 at an exercise price of C$1.02. These options expire on December 12, 2019. Mr. Boberg received a grant of 10,500 RSUs on December 12, 2014.

(2)In 2014, Dr. Franklin received options for 42,000 Common Shares on December 12, 2014 at an exercise price of C$1.02. These options expire on December 12, 2019. Dr. Franklin received a grant of 10,500 RSUs on December 27, 2013.

(3)In 2014, Mr. Macdonell received options for 42,000 Common Shares on December 12, 2014 at an exercise price of C$1.02. These options expire on December 12, 2019. Mr. Macdonell received a grant of 10,500 RSUs on December 12, 2014.

(4)In 2014, Mr. Parker received options for 42,000 Common Shares on December 12, 2014 at an exercise price of C$1.02. These options expire on December 12, 2019. Mr. Parker received a grant of 10,500 RSUs on December 12, 2014.

Share Ownership Guidelines for Directors

Our non-executive directors also are encouraged to have a significant long-term financial interest in the Company. In 2009, the Compensation Committee recommended, and Board of Directors adopted, a resolution requiring mandatory minimum share ownership by the non-executive directors to encourage the alignment of their interests with those of our shareholders. Thereafter, non-executive directors were required to invest an amount equal to the non-executive director’s annual retainer in shares or securities exercisable into shares on or before the later of (i) December 31, 2013, or (ii) the fifth anniversary of the non-executive director’s election or appointment. The retainer amount was to be calculated using the amount of the annual retainer at the later of (i) January 1, 2009, or (ii) the date of the non-executive director’s election or appointment.

As discussed above under the heading “Share Ownership Guidelines,” in February 2012 the Compensation Committee recommended, and the Board of Directors approved, Share Ownership Guidelines which provide greater detail concerning these ownership requirements. Additionally, the Board of Directors approved a recommendation that the share ownership requirement be adjusted with respect to the non-executive directors, to require each to acquire and own three times their annual retainer (current retainer, $24,000).  All non-executive directors meet the share ownership guidelines.

The following table sets forth information concerning the option-based and share-based awards granted by Ur-Energy to each of the non-executive directors outstanding as of December 31, 2014:

	Option-based Awards				Share-based Awards
	Number of securities underlying unexercised options	Option exercise price	Option expiration	Value of unexercised in-the-money options	Number of shares or units of shares that have not vested	Market or payout value of share-based awards that have not vested
Name	(#)	($)	date	($)	(#)	($)
W. William Boberg	61,500	0.81	05-Mar-2015	9,519	Nil	Nil
	129,974	2.87	28-Jan-2016	Nil	Nil	Nil
	31,355	1.17	09-Sep-2016	Nil	Nil	Nil
	60,000	0.91	12-Jan-2017	4,128	Nil	Nil
	72,911	0.76	07-Dec-2017	14,421	Nil	Nil
	31,918	0.77	25-Apr-2018	6,038	Nil	Nil
	46,829	1.20	27-Dec-2018	Nil	Nil	Nil
	42,000	1.02	12-Dec-2019	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	11,708	9,967
	Nil	Nil	Nil	Nil	10,500	8,939
James Franklin	9,000	0.81	05-Mar-2015	1,393	Nil	Nil
	40,082	2.87	28-Jan-2016	Nil	Nil	Nil
	31,355	1.17	09-Sep-2016	Nil	Nil	Nil
	60,000	0.91	12-Jan-2017	4,128	Nil	Nil
	72,911	0.76	07-Dec-2017	14,421	Nil	Nil
	31,918	0.77	25-Apr-2018	6,038	Nil	Nil
	25,288	1.20	27-Dec-2018	Nil	Nil	Nil
	42,000	1.02	12-Dec-2019	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	11,708	9,967
	Nil	Nil	Nil	Nil	10,500	8,939
Paul Macdonell	9,000	0.81	05-Mar-2015	1,393	Nil	Nil
	40,082	2.87	28-Jan-2016	Nil	Nil	Nil
	31,355	1.17	09-Sep-2016	Nil	Nil	Nil
	60,000	0.91	12-Jan-2017	4,128	Nil	Nil
	72,911	0.76	07-Dec-2017	14,421	Nil	Nil
	31,918	0.77	25-Apr-2018	6,038	Nil	Nil
	25,288	1.20	27-Dec-2018	Nil	Nil	Nil
	42,000	1.02	12-Dec-2019	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	11,708	9,967
	Nil	Nil	Nil	Nil	10,500	8,939
Thomas Parker	9,000	0.81	05-Mar-2015	1,393	Nil	Nil
	40,082	2.87	28-Jan-2016	Nil	Nil	Nil
	31,355	1.17	09-Sep-2016	Nil	Nil	Nil
	60,000	0.91	12-Jan-2017	4,128	Nil	Nil
	72,911	0.76	07-Dec-2017	14,421	Nil	Nil
	31,918	0.77	25-Apr-2018	6,038	Nil	Nil
	25,288	1.20	27-Dec-2018	Nil	Nil	Nil
	42,000	1.02	12-Dec-2019	Nil	Nil	Nil
	Nil	Nil	Nil	Nil	11,708	9,967
	Nil	Nil	Nil	Nil	10,500	8,939

The non-executive directors are eligible to receive grants of options and RSUs at the discretion of the Board of Directors, and did so as indicated in the following table:

Incentive Plan Awards - Value Vested or Earned During the
Financial Year Ended December 31, 2014
	Option-based Awards		Share-based Awards		Non-equity incentive plan compensation
Name	Number of Securities Underlying Options Vested (#)	Value vested during the year ($)	Number of Shares or Units of Shares Vested (#)	Value vested during the year ($)	Value earned during the year ($)

W. William Boberg	80,048	32,531	22,468	20,776	Nil
James M. Franklin	80,048	32,531	22,468	20,776	Nil
Paul Macdonell	80,048	32,531	22,468	20,776	Nil
Thomas Parker	80,048	32,531	22,468	20,776	Nil

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report.

Report of the Compensation Committee

To the Board of Directors of Ur-Energy Inc.:

The Compensation Committee hereby reports to the Board of Directors that, in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, we have:

•reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and

•based on such review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the year ended December 31, 2014.

Respectfully submitted,

The Compensation Committee of Ur-Energy Inc.

Paul Macdonell

James M. Franklin

Thomas Parker

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Ur-Energy Inc.:

Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue an opinion on our financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors that, in connection with the financial statements for the year ended December 31, 2014, we have:

•reviewed and discussed the audited consolidated financial statements with management and the independent accountants;

•discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as modified by SAS 89 and SAS 90; and

•received the written disclosures and the letter from the independent accountants required by PCAOB Rule 3526, as may be modified or supplemented, and discussed with the independent accountant the accountants’ independence.

Based on the discussions and our review described above, we recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2014 be included in the Company’s Annual Report on Form 10‑K for the year ended December 31, 2014.

Respectfully submitted,

The Audit Committee of Ur-Energy Inc.

Thomas Parker

James M. Franklin

Paul Macdonell

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Introduction

The Board of Directors believes that effective corporate governance contributes to improved corporate performance and enhanced shareholder value. The Board of Directors has reviewed the corporate governance best practices identified in National Policy 58‑201 Corporate Governance Guidelines and National Instrument 58-101 Disclosure of Corporate Governance Practices (collectively, the “CSA Guidelines”). The Board of Directors is committed to ensuring that the Company follows best practices and is continuing to develop and enhance such practices.

Board Mandate

The responsibility of the Board of Directors is to supervise the management of the business and affairs of the Company in accordance with the best interests of the Company and its shareholders. Our Board of Directors establishes overall policies and standards for the Company, and is engaged in company-wide risk management oversight. When premised upon a reasonable basis, the directors are entitled to rely upon management and the advice of the Company’s outside advisors and auditors. The Board also delegates certain responsibilities to its standing committees, based upon the approved charters of each.

The Board of Directors does not currently have a written mandate or a written description for the Chair of the Board of Directors or the Chief Executive Officer. In discharging its responsibility, the Board of Directors routinely reviews the performance and responsibilities of the President and Chief Executive Office. Further, the Board of Directors oversees and reviews the development and implementation of the following significant corporate plans and initiatives:

•the Company’s strategic planning and budgeting process;

•the identification of the principal risks to the Company’s business and the implementation of systems to manage these risks, whether financial, operational, environmental, safety-related or otherwise;

•succession planning and determination of relative strengths of existing management including the needs to ensure sufficient depth of management, including appointing, training and monitoring senior management of the Company;

•shareholder communications, as well as public communications policies and continuous disclosure record of the Company;

•analysis and approval of significant acquisitions and dispositions of mineral properties or other Company assets; and

•the Company’s internal controls and management information systems.

When needed, the Board of Directors recruits possible directors from contacts within the mining industry or other strategic areas that will complement the knowledge and depth of the Board of Directors. Currently, the Board of Directors has determined that six directors is an appropriate number of directors to oversee and provide guidance to management on the business and affairs of the Company, which is accomplished with the additional independent nominee, Gary C. Huber. However, the Board of Directors continues to evaluate the size of the Board of Directors in conjunction with the continuing growth and development of the Company.

New directors who join the Board of Directors are provided with a basic orientation of the Company, the Board of Directors, the committees of the Board of Directors and meet with the other directors prior to joining the Board of Directors. In addition, new directors have the opportunity to meet with management of the Company to have an understanding of the business of the Company and its operations. Directors are encouraged to participate in corporate governance and education courses that will assist them in their role as directors of the Company or on various committees. Throughout the year, directors were provided with educational reading materials and regulatory and legal updates on several topics germane to the responsibilities of the Board and standing committees, including corporate governance, executive compensation, cyber security, key accounting considerations, risk assessment and Canadian and U.S. securities law developments. As well, updates were provided to the Board with respect to issues affecting our operations and the further development of our business (e.g., EPA rulemakings; development of BLM Resource Management Plans; federal listing decisions for the greater sage-grouse).

Board Composition – Including Tenure and Outlook on Set Retirement Age

As of the time of the Meeting, the Board of Directors is composed of six directors. The Board of Directors has re-nominated all of its existing directors, other than Mr. Heili. In addition, the Board of Directors has nominated a new independent director, Gary C. Huber, who previously served as a director to the Company in 2007. All directors are elected annually.  The Corporate Governance and Nominating Committee regularly reviews the profile of the Board members, including the average age and tenure. The Committee has not established a retirement age for the members of the Board, nor a limitation of term of service. These restrictions are considered from time to time by the Committee, including most recently in December 2014. The Committee prefers that directors, without regard to their age, are rigorously evaluated on their attendance and contributions to the business of the Board and Company. The average age of our current directors is approximately 65; the average tenure of our current directors is approximately 8.5 years.  These averages will change with Mr. Heili departure from the board and the proposed election of Dr. Huber.

As described in Proposal No. 1, below, the Committee and our Board of Directors have determined that our directors should possess minimum qualifications including high personal and professional ethics; a commitment to the long-term interests of our shareholders, demonstrated through service, risk management and share ownership; sufficient time to commit to fulfill duties as a director, including membership on standing committees as requested; and broad experience in business and/or experience in government, education, and technical expertise.

The current six directors include Jeffrey T. Klenda, Chair of the Board of Directors; Wayne W. Heili, out-going President and Chief Executive Officer; James M. Franklin; W. William Boberg; Paul Macdonell and Thomas Parker, our Lead Director, about whom residency, age, principal occupation and years of service as a member of our Board follows here:

Name (Age) and Residency(1)	Position with Company and Principal Occupation Within the Past Five Years	Service as a Director
Jeffrey T. Klenda (58) Colorado, USA	Chair and Executive Director	August 2004 – present

Wayne W. Heili (49) Wyoming, USA	President, Chief Executive Officer and Director (Vice President Engineering and Mining of Ur-Energy February 2007 - May 2011)	May 2011 – present

W. William Boberg (75) Colorado, USA	Director Former President and Chief Executive Officer of Ur-Energy Presently Retired (2011)	January 2006 – present

James M. Franklin (72) Ontario, Canada	Director, Consulting Geologist/Adjunct Professor of Geology Queen’s University, Laurentian University and University of Ottawa	March 2004 – present

Paul Macdonell (62)(2) Ontario, Canada	Director Senior Mediator, Government of Canada Private Mediator	March 2004 – present

Thomas Parker (72) Montana, USA	Lead Director Mining Company Executive Presently Retired (2012)	July 2007 - present

_____________

(1)Additionally, Dr. Huber’s biographical information is set forth below in Proposal No. 1.

(2)Mr. Macdonell is a former director of Wedge Energy International Inc. (“Wedge”). Wedge was subject to a Management Cease Trade Order imposed by the Ontario Securities Commission (“OSC”) on May 31, 2007 for the late filing of Wedge’s financial statements for the period ended March 31, 2007. The Order was lifted by the OSC on August 14, 2007.

Service on Additional Boards

Mr. Klenda is a director of Columbus Exploration Corporation (since November 2013). Mr. Boberg is a director of Aura Silver Resources Inc. (since June 2008). Dr. Franklin is a director of Aura Silver Resources Inc. (since October 2003); of Nuinsco Resources Ltd. (since December 2010); and of Anconia Resources Corp. (since June 2012).

Dr. Huber, a candidate for the Board, currently serves as a director for Gold Resource Corporation.

Board Independence

Messrs. Macdonell, Parker and Boberg, and Dr. Franklin are independent directors as determined in accordance with Canadian and U.S. securities laws and the regulations of the NYSE MKT. In determining whether a director is independent, the Board of Directors considers the specific circumstances of a director and the nature, as well as materiality, of any relationship between the director and Ur-Energy.

Committee Membership

Our directors provide expertise to our Board committees as follows:

Independent Board Members	Committees/Memberships (♦)
	AC	CC	CGN	TIC(1)	TC
Thomas H. Parker (Lead Director)	Chair	♦	♦	Chair	♦
James M. Franklin	♦	♦	♦		Chair
Paul G. Macdonell	♦	Chair	Chair	♦
W. William Boberg(2)					♦
Non-Independent Board Members (Management)
Jeffrey T. Klenda (Chair)
Wayne W. Heili					♦

(1) Roger Smith, CFO of the Company, serves as a non-director member of the Treasury and Investment Committee.

(2) Mr. Boberg became an independent director on August 1, 2014, three years after completing his service as the Company’s Chief Executive Officer.

Family Relationships

None of our directors is related to any of our executive officers.

Involvement in Certain Legal Proceedings

Corporate Cease Trade Orders or Bankruptcies

Except as noted above, none of the directors, or officers of the Company is, or has been within the ten years before the date of this Circular, a director or officer of any other issuer that, while that person was acting in that capacity, was the subject of a cease trade or similar order or an order that denied the issuer access to any statutory exemptions under Canadian or U.S. securities legislation for a period of more than 30 consecutive days or was declared bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold the assets of that company.

Penalties or Sanctions

None of the directors, or officers, of the Company has been subject to any penalties or sanctions imposed by a court relating to Canadian or U.S. securities legislation or by a Canadian or U.S. securities regulatory authority or has entered into a settlement agreement with a Canadian or U.S. securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Personal Bankruptcies

None of the directors, or officers, of the Company has, during the ten years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or has been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver-manager or trustee appointed to hold the assets of the director or officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires any person who is a director or executive officer of the Company or who beneficially holds more than 10% of any class of our securities which have been registered with the SEC to file reports of initial ownership and changes in ownership with the SEC.

Based upon our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing reports applicable to our directors, executives and holders of more than 10% of any class of our registered securities were timely complied with during 2014.

Subsequent to the end of 2014, one Section 16(a) report by Mr. Klenda, with respect to two transactions (bona fide gifts), was not filed timely. A report was filed approximately one month later when this oversight was discovered.

Leadership Structure and Board’s Role in Risk Oversight

Mr. Klenda has been our Chairman and Executive Director since 2006. Mr. Heili has been our President and CEO (principal executive officer) since 2011. As noted above, Mr. Heili’s employment as President and Chief Executive Officer will terminate on May 2, 2015 following completion of his current term of employment.  Mr. Klenda will assume the role of acting Chief Executive Officer. From time to time, the Corporate Governance and Nominating Committee has considered the functions customarily assigned to a director serving in the role of lead director. Most recently, in December 2014, at the conclusion of our first full year of operations at our Lost Creek Mine, the Corporate Governance and Nominating Committee determined that establishment of the role of lead director of our Board of Directors would enhance the communications within the Board, among its committees, and with management. The Committee recommended and the Board approved a policy statement for such an independent lead director’s position at any time that the chairman of the Board is not an independent director. In that event, under the adopted policy, the Corporate Governance and Nominating Committee may suggest an independent director to serve as lead independent director (“Lead Director”), who shall be approved by a majority of the independent directors. In December 2014, Mr. Parker was so approved by a majority of the independent directors to serve as the Lead Director of our Board.

Pursuant to the policy statement approved by the full Board, the responsibilities of the Lead Director include:

•When necessary, act as the principal liaison between the independent directors and the Chairman of the Board and Chief Executive Officer;

•Call and chair, at least annually, a meeting of the independent directors;

•Preside at meetings of the Board of Directors where the Chairman of the Board is not available or where the Chairman has stated a real or perceived conflict of interest concerning a matter before the Board; and

•During merger or acquisition discussions or activities, be advised by management at early-stage discussions, and chair any Board appointed special committee composed of independent directors to review and make recommendations regarding the proposed transaction, subject to any conflict of interest which would require the appointment of a different lead independent director being approved by a majority of the independent directors for such specified purpose.

Further, the policy statement provides that the Lead Director shall serve until such time as he or she ceases to be a director, resigns as Lead Director, is replaced as Lead Director by a majority of the independent directors, or is replaced by an independent Chairman of Board elected by a majority of the independent directors of the Board. The performance of a Lead Director shall be reviewed annually as a part of the normal Board evaluation process.

The Board oversees the risks involved in our operations as part of its general oversight function, integrating risk management into the Company’s compliance policies and procedures. While the Board has the ultimate oversight responsibility for the risk management process, the Audit Committee, the Compensation Committee and the Technical Committee have certain specific responsibilities relating to risk management. Among other things, the Audit Committee, addresses risk assessment and risk management, and reviews major risk exposures (whether financial, operating or otherwise) and the guidelines and policies that management has put in place to govern the process of assessing, controlling, managing and reporting such exposures. In addition, when recommending to the Board appropriate compensation for executive officers, the Compensation Committee considers the nature, extent and acceptability of risks that the executive officers may be encouraged to take by any incentive compensation. The Board also satisfies its risk oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Majority Voting Policy

The Company has adopted a majority voting policy for the election of directors at uncontested meetings which can be viewed on our website www.ur-energy/corporategovernance. The policy provides that, in an uncontested election, each Director must be elected by a majority of the votes cast with respect to that Director’s election. Votes will not be deemed cast if no authority or discretion is given (for example, a broker non-vote).  If a Director does not receive a majority (50% + 1) of the votes cast as to his election, he will forthwith submit to the Board his resignation and shall not participate in any meeting of the Board or any of its committees while the resignation is considered. The Corporate Governance and Nominating Committee will expeditiously consider the candidate’s resignation and make recommendation to the Board whether to accept it. In considering the candidate’s resignation, the Committee and the Board shall only refuse to accept such resignation if there are exceptional circumstances.

Code of Ethics and Other Policies

We have adopted a Code of Ethics (“Code”) which applies to our principal executive officer, principal financial officer, principal accounting officer or controller and others performing similar functions. The Code has been filed on Form 8‑K and is available on our website at www.ur-energy/corporate governance. The Code is designed to reasonably deter wrongdoing and to promote honest and ethical conduct; full, fair, accurate, timely and understandable disclosure in reports; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of the violations of the Code; and adherence to the Code. We intend to disclose any amendment or waiver (including any implicit waiver) of the Code on our website at www.ur‑energy.com/corporategovernance within four business days following such amendment or waiver. We also have adopted a Code of Business Conduct and Ethics which applies to all employees, officers and directors, and which also may be accessed on our website.

Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities

We have also adopted various policies related to trading restrictions, disclosure requirements and confidentiality obligations which have been amended and restated from time to time, most recently amended effective July 31, 2014.  The Corporate Governance and Nominating Committee oversees the implementation and compliance of these policies. These policies, which are combined under the “Ur-Energy Inc. Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities,” also are available on our website at http://www.ur-energy.com/corporate-governance/.  All directors, officers and employees of the Company are expected to be familiar with and adhere to the policies.

Gender Diversity Policy and Reporting

In December 2014, the Board of Directors adopted a Gender Diversity policy by which the Company seeks to encourage the identification, recruitment, development and, ultimately, retention of talented women at all levels including on its Board. The Board believes that a board made up of highly-qualified directors, from diverse backgrounds, promotes better corporate governance and improves business outcomes.

The inclusion of women extends to our Board composition and consideration of the level of representation by women on the Board will be an important consideration during searches for qualified new Board members. The Company embraces the proposition that more women on boards is advantageous. We remain duty bound to recruit and invest in the best available talent based upon education, experience and personal skills and qualities.  And, although the Board is not at this time endorsing a quota or target, it does commit to seeking and having increasing representation of women on the Board, in executive management and throughout the Company.  Because our policy is new, there has not been consideration of the effectiveness or measures taken under the policy. Although no women currently serve on our Board, the Company has one female executive officer, Penne Goplerud, our General Counsel and Corporate Secretary since 2011. Among our seven-person management team, this approximates 14%.  Prior to her appointment as a member of our executive officers, Ms. Goplerud served the Company as Associate General Counsel from 2007, and as outside counsel between 2005 and the time she joined us in 2007 as an employee. At this time, there have been no targets established for additional representation of women in our executive group.

Meetings of the Board and Committees

The Board of Directors meets at least four times a year and more frequently if required. In 2014, the Board of Directors met eleven times. In addition, the Board of Directors took seven actions by written resolution. The Board of Directors from time to time holds a portion of its meetings when management departs and the independent directors meet in camera. Management may be asked to depart a meeting for in camera sessions at such other meetings as the independent directors deem appropriate from time to time. During 2014, the Board held four meetings parts of which non-director executives were excused. Additionally, the independent directors met in camera without executive management on at least five occasions.

Board Committees

There are five permanent committees of the Board of Directors: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, the Treasury & Investment Committee and the Technical Committee. The Board of Directors may also appoint other temporary or permanent committees from time to time for particular purposes.

The following sets out a summary of the responsibilities and activities of the Board Committees and the Report of the Audit Committee.

Audit Committee

The Audit Committee assists the Board of Directors in carrying out its responsibilities relating to corporate accounting and financial reporting practices, as well as oversight of internal controls, and the whistleblower program. The duties and responsibilities of the Audit Committee include the following:

•reviewing for recommendation to the Board of Directors for its approval the principal documents comprising our continuous disclosure record, including interim and annual financial statements and management’s discussion and analysis;

•recommending to the Board of Directors a firm of independent auditors for appointment by the shareholders and reporting to the Board of Directors on the fees and expenses of such auditors.  The Audit Committee has the authority and responsibility to select, evaluate and if necessary replace the independent auditor. The Audit Committee has the authority to approve all audit engagement fees and terms and the Audit Committee, or a member of the Audit Committee, must review and pre-approve any non-audit services provided to Ur-Energy by our independent auditor and consider the impact on the independence of the auditor;

•reviewing periodic reports from the Chief Financial Officer;

•discussing with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response; and

•establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including through the Whistleblower program.

The Audit Committee maintains direct communication during the year with Ur-Energy’s independent auditor and with our officers and other personnel responsible for accounting and financial matters.

During 2014, the members of the Audit Committee were Thomas Parker (Chair), Paul Macdonell and James Franklin. The members of the Audit Committee were in 2014, and are currently, independent directors pursuant to National Instrument 52-110 Audit Committees (“NI 52-110”) and the listing standards of the NYSE MKT. Each of the members is financially literate as defined in NI 52-110 and financially sophisticated under the NYSE MKT rules. The Audit Committee designated Thomas Parker as an “audit committee financial expert” as that term is currently defined by the rules of the SEC.

During 2014, the Audit Committee met six times. The activities of the Audit Committee over the past year included the following:

•review of our annual financial statements and management’s discussion and analysis prior to filing with the regulatory authorities;

•review of our quarterly interim financial statements and management’s discussion and analysis prior to filing with regulatory authorities;

•review of periodic reports from the Chief Financial Officer;

•review of applicable corporate disclosure reporting and control processes, including Chief Executive Officer and Chief Financial Officer certifications;

•approval of retention of an external firm for testing of internal controls and subsequently reviewing reports made by the firm;

•review Audit Committee governance practices to ensure its terms of reference incorporate all regulatory requirements;

•oversee the Company’s whistleblower program, including receiving presentations of training regarding the program;

•assess and manage risk, including those risks presented by cyber-security and related threats;

•reviewed the Audit Committee Charter; and

•reviewing the engagement letter with the independent auditors and annual audit fees prior to approval by the Board of Directors, as well as pre-approving non-audit services and their cost prior to commencement.

The Audit Committee has recommended to the Board of Directors that Ur-Energy shareholders be requested to re-appoint PricewaterhouseCoopers LLP, Chartered Accountants, as the independent auditor for 2015.

The Audit Committee reviews its charter on a yearly basis, and did so most recently on December 11, 2014.  A copy of the Amended and Restated Audit Committee Charter, as amended on February 5, 2014, is available at our website www.ur-energy/corporategovernance. The composition of the Audit Committee and the qualifications of each of its members is set forth below as a part of Proposal No. 1.

Compensation Committee

The Compensation Committee assists the Board of Directors in carrying out its responsibilities relating to personnel matters, including performance, compensation and succession.  The Compensation Committee has prepared terms of reference which include annual objectives against which to assess members of management including the President and Chief Executive Officer, reviewing and making recommendations to the Board of Directors with respect to employee and consultant compensation arrangements including stock options, restricted share units and management succession planning.  The Compensation Committee reviews its charter on a yearly basis, and did so most recently on December 11, 2014. A copy of the Amended and Restated Compensation Committee Charter, as amended on December 12, 2014, is available at our website www.ur-energy/corporategovernance.

The Compensation Committee met formally seven times in 2014. In addition, the Compensation Committee met informally four times with respect to performance evaluation and STIP awards as well as related to the RG&A compensation study. The Committee took two actions by written resolution during 2014. Portions of meetings are conducted without management present, including for the purpose of specifically discussing the compensation of the President and Chief Executive Officer. Additionally, the Compensation Committee considered various matters related to the Company’s existing compensation plan, executive and director compensation (including the RG&A study), share ownership guidelines for directors and executive officers, retirement benefits, and presentations on trends in governance and compensation including “say on pay”.  The Compensation Committee is authorized to engage, at the Company’s expense, compensation consulting firms or other professional advisors as necessary to assist in discharging its responsibilities.

We conducted a non-binding advisory “say on pay” vote at the 2014 annual shareholders meeting and 92% of the votes cast were in favor of the compensation of our Named Executive Officers. The Board and Compensation Committee continue to be cognizant of the import of routinely reviewing the compensation program and its constituent parts, as well as the perception of the program that is held by our shareholders. Based upon the first advisory vote by our shareholders, in 2014, concerning “say when on pay,” our Board adopted an annual advisory vote for “say on pay.” We will hold an annual “say on pay” vote at least through 2020, when we will again submit the question of frequency of the “say on pay” vote to our shareholders.

During 2014, the members of the Committee were Paul Macdonell (Chair), Thomas Parker and James Franklin. The members of the Compensation Committee were in 2014, and are currently, independent under applicable law and the regulations of the NYSE MKT. The biographies of the members of the Compensation Committee are provided below as a part of Proposal No. 1 and provide the qualifications of each of the members of the Compensation Committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee assists the Board of Directors with determining the slate of director nominees for election to the Board of Directors, recommending candidates to fill vacancies, other succession planning, the composition of the committees of the Board of Directors and monitoring compliance with corporate governance regulatory requirements. In performing its duties, the Committee will review and consider director nominees recommended by security holders.  Proposal No. 5 in this proxy circular describes the advance notice by-law that is being proposed for approval by the Company’s shareholders.  If that by-law is approved, director nominees proposed by shareholders should be submitted to the Company in accordance with the procedures set forth in the by-law. If Proposal No. 5 is not approved, any shareholder wishing to recommend a director nominee should direct their communication to the Corporate Secretary of the Company, who will submit recommended candidates to the Committee for consideration.

The Corporate Governance and Nominating Committee Charter was adopted by the Board of Directors on December 17, 2007. The Corporate Governance and Nominating Committee reviews its charter on a yearly basis, and did so most recently on December 11, 2014.  A copy of the Amended and Restated Corporate Governance and Nominating Committee Charter, as amended on December 12, 2014, is available at our website www.ur-energy/corporategovernance.

During 2014, the members of the Committee were Paul Macdonell (Chair), Thomas Parker and James Franklin. The Corporate Governance and Nominating Committee met five times during 2014, and took one action by written resolution. The members of the Corporate Governance and Nominating Committee were in 2014, and are currently, independent under the regulations of the NYSE MKT. The composition of the Corporate Governance and Nominating Committee and the qualifications of each of its members is set forth below as a part of Proposal No. 1.

The Corporate Governance and Nominating Committee received a presentation about the Company’s directors’ and officers’ liability program and insurance coverage; and reviewed other corporate policies including the Code of Conduct and Business Ethics, Whistleblower Policy, and Ur-Energy Inc. Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities.

Treasury & Investment Committee

The Treasury & Investment Committee assists the Board of Directors by centralizing for oversight all treasury activities of Ur-Energy insofar as practical, and coordinating our banking, cash management, investment and funding arrangements. The Committee also formulates and implements the Treasury and Investment Policy, reviewing it from time to time. The Committee’s Charter, as last amended February 5, 2014, provides that the Committee consist of the Chief Financial Officer and at least two independent members of the Board of Directors. The Treasury & Investment Committee reviews its charter on an annual basis, and did so most recently on December 11, 2014.

During 2014, the members of the Treasury & Investment Committee were Thomas Parker (Chair) and Paul Macdonell, along with our Chief Financial Officer, Roger Smith. The Treasury & Investment Committee met formally three times during 2014 and took one action through written resolution.

Technical Committee

The Technical Committee assists the Board of Directors with reserve and resource matters relating to our mineral properties; technical matters relating to our exploration, development, permitting, construction, operations, reclamation and restoration activities; health, safety and environmental matters relating to our operations and activities; and compliance with legal and regulatory requirements relating to reserve and resource matters, technical matters, and health, safety and environmental matters. The Technical Committee “Mandate and Guidelines” document was adopted by the Board of Directors on January 29, 2008, and subsequently became the Technical Committee Charter.  Most recently, it was reviewed and revised on December 12, 2014.

The members of the Technical Committee are James Franklin (Chair), Wayne Heili, William Boberg and Thomas Parker. The members of the Technical Committee are not required to be independent. There are several members of management who participate in the Technical Committee.

The Technical Committee conducts many of its reviews by means of informal meetings, including as a part of the Company’s periodic in-house technical review symposiums. The Technical Committee held six formal meetings during 2014, and held two in-house review meetings, totaling approximately five days with the Committee members and technical and operational staff present.  All members of the Technical Committee traveled to Lost Creek at least twice during 2014 to observe operations and meet with personnel at the facility. As well, all members of the Technical Committee have been able to travel to Shirley Basin. The Committee undertook an active review role of the Technical Report on Shirley Basin (and, subsequently, the Preliminary Economic Assessment of Shirley Basin, issued in January 2015), in addition to receiving presentations throughout the year on operational, safety and environmental matters at Lost Creek.

Summary of Memberships on Permanent Committees and Record of Attendance for 2014

During the year ended December 31, 2014, the Board of Directors and its permanent committees held the following meetings:

Board of Directors	11(1)
Audit Committee (“AC”)	6
Compensation Committee (“CC”)	7(2)
Corporate Governance and Nominating Committee (“CGN”)	5
Technical Committee (“TC”)	6
Treasury & Investment Committee (“TIC”)	3

Total number of meetings held	38

 (1) In addition to the eleven meetings held by the Board of Directors, seven actions were taken by resolution in writing.

(2) The Compensation Committee met informally four additional times in respect of annual performance evaluations and STIP bonuses, as well as related to the RG&A compensation study.

During 2014, our directors attended all of the scheduled Board and Committee meetings.

Director	Board Meetings Attended	Committee Meeting Memberships and Meetings Attended
		AC	CC	CGN	TIC(1)	TC
Jeffrey Klenda	11/11 (100%)
James Franklin	11/11 (100%)	6/6 (100%)	7/7 (100%)	5/5 (100%)		6/6 (100%)
Paul Macdonell	11/11 (100%)	6/6 (100%)	7/7 (100%)	5/5 (100%)	3/3 (100%)
William Boberg	11/11 (100%)					6/6 (100%)
Thomas Parker	11/11 (100%)	6/6 (100%)	7/7 (100%)	5/5 (100%)	3/3 (100%)	6/6 (100%)
Wayne Heili	11/11 (100%)					6/6 (100%)

(1) Roger Smith, CFO of the Company, the third member of the Treasury and Investment Committee, also had attendance of 100% at the meetings of the committee.

Board Attendance at Shareholder Meeting

It has been the Company’s practice and expectation that its directors attend the annual shareholders’ meetings.  Last year, all six of our directors attended the annual and special meeting of shareholders.

Shareholder Feedback

The Board of Directors believes that management should speak for the Company in its communications with shareholders and others in the investment community and that the Board of Directors should be satisfied that appropriate investor relations programs and procedures are in place. The Board of Directors has approved these policies including the designation of spokespersons in behalf of the Company from time to time. Management meets regularly with shareholders and others in the investment community to receive and respond to shareholder feedback.

The Board of Directors regularly reviews the Company’s major communications with shareholders and the public, including continuous disclosure documents and periodic press releases in accordance with the Company’s policies.

Shareholder Communication with the Board

We believe that it is important to maintain good shareholder relations. The Board will give appropriate attention to all written communications that are submitted by shareholders. Any shareholder wishing to send communications to the Board, or a specific committee of the Board, should send such communication to the Corporate Secretary of the Company by email to legaldept@ur‑energy.com or by mail to Board of Directors, c/o Corporate Secretary, 10758 West Centennial Road, Suite 200, Littleton, Colorado, USA 80127-6312. All communications shall state the type and amount of the Company’s securities held by the shareholder and shall clearly state that the communication is intended to be shared with the Board, or if applicable, with a specific committee of the Board. The Corporate Secretary shall forward all such communications to the Board or the specific committee, as appropriate.

Expectations of Management

The Board of Directors believes that it is appropriate for management to be responsible for the development of long-term strategies for our Company. Meetings of the Board of Directors are held, as required, to specifically review and deal with long-term strategies of the Company as presented by senior members of management.

The Board of Directors appreciates the value of having selected executive officers attend board meetings to provide information and opinions to assist the directors in their deliberations. The Chair, in consultation with the President and Chief Executive Officer, arranges for the attendance of executive officers as well as managers for consultation including technical presentations at Board of Directors meetings.

APPOINTMENT OF AUDITORS

The Audit Committee selected and has recommended the independent accounting firm of PricewaterhouseCoopers LLP with respect to the audit of our financial statements for the year ended December 31, 2015. At the Meeting, it is proposed to re-appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditors of the Company, to serve until the next annual meeting of shareholders with their remuneration to be fixed by the Board of Directors. We currently expect that our Audit Partner from PricewaterhouseCoopers LLP will attend the Meeting.

Independent Accountant Fees and Services

PricewaterhouseCoopers LLP and its affiliates have been the auditors of Ur-Energy since December 2004. The fees accrued for audit and audit-related services performed by PricewaterhouseCoopers LLP in relation to our financial years ended December 31, 2014 and 2013 were as follows:

Years ending	Audit fees (1)	Audit-related Fees (2)	Tax Fees (3)	All Other Fees (4)
December 31, 2014	$ 215,250	$ 61,845	$ -	$ -
December 31, 2013	$ 190,039	$ 44,009	$ -	$ -

(1)Audit fees consisted of audit services, reporting on internal control over financial reporting and review of such documents filed with the securities regulators.

(2)Audit related fees were for services in connection with quarterly reviews of the consolidated financial statements and work in connection with our securities filings as required by the Canadian and United States securities regulators.

(3)The aggregate fees billed for tax compliance, tax advice, and tax planning services.

(4)Other fees were for other consulting services provided.

Audit Committee’s Pre-Approval Practice

All services reflected in the preceding table for 2014 and 2013 were pre-approved in accordance with the policy of the Audit Committee of the Board of Directors. The Audit Committee has determined that the provision by PricewaterhouseCoopers LLP of the non-audit services referred to above, and the aggregate fees billed in respect of those services, is consistent with the maintenance of that firm’s independence.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

At no time since the beginning of the Company’s last financial year was any director, executive officer, proposed nominee for election as a director, or any of their respective associates, indebted to the Company or any of its subsidiaries, nor was the indebtedness of any such person to another entity the subject of any guarantee, support agreement, letter of credit or similar arrangement provided by the Company or any of its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or officers has had any material interest, direct or indirect, in any material transaction since the incorporation of Ur-Energy or in any proposed transaction which has or may materially affect Ur-Energy.

As discussed in their biographies set forth herein, certain of our directors and/or officers are also directors and/or officers of one or more other mining or natural resource companies. Such directors and officers are also in many cases shareholders of one or more of the foregoing companies. Consequently, there exists the possibility for such directors and/or officers to be a position of conflict. While there is a potential for conflicts of interest to arise in such situations, that potential is minimized because of the nature of these other companies in other areas of mineral resources and precious metals. Any decision made by any of these directors and/or officers will be made in accordance with their duties and obligations to deal fairly and in good faith with Ur‑Energy and such other companies. In addition, at meetings of the Board, any director with an interest in a matter being considered will declare such interest and refrain from voting on such matter.

The Audit Committee is charged with reviewing and approving in advance any transaction with any “related person,” as that term is defined under applicable U.S. securities laws.  There have been no transactions between the Company and any “related person” since the beginning of the Company’s last fiscal year that would be required to be disclosed under applicable U.S. securities laws.

PARTICULARS OF MATTERS TO BE ACTED UPON

Proposal No. 1:  Election of Directors

The articles of the Company provide that the Board of Directors of the Company shall consist of a minimum of one and a maximum of ten directors, the number of which is currently fixed at six. Election of directors will be conducted on an individual basis, as seen on the proxy or VIF you receive and will include Jeffrey T. Klenda, W. William Boberg, James M. Franklin, Paul Macdonell, Thomas H. Parker and Gary C. Huber.

Nominees:    Each of the six persons named above is a nominee for election as a Director at the Annual and Special Meeting for a term of one year or until his successor is elected and qualified. Unless authority is withheld, the proxies will be voted for the election of such nominees. Each of the nominees, except Dr. Huber, is currently serving as a Director of the Company. All the nominees, except for Dr. Huber, were elected to the Board of Directors at the last annual meeting of shareholders. Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the persons named in the accompanying form of proxy reserve the right to vote for another nominee in their discretion or for the election of only the remaining nominees.

The Board of Directors has delegated to the Corporate Governance and Nominating Committee the responsibility for reviewing and recommending nominees for director. The Board determines which candidates to nominate or appoint, as appropriate, after considering the recommendation of the Corporate Governance and Nominating Committee.

Qualifications:    In evaluating a director candidate, the Corporate Governance and Nominating Committee considers the candidate’s independence, character, corporate governance skills and abilities, business experience, industry specific experience, training and education, commitment to performing the duties of a director, and other skills, abilities, or attributes that fill specific needs of the Board or its committees. Each nominee brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas, including board service, corporate governance, compensation, executive management, finance, mining, operations, government, employment and labor, and international business. These varied and substantial backgrounds, skills and qualifications, as described in more detail below, led the Board of Directors and the Corporate Governance and Nominating Committee to the conclusion that each of the nominees should serve as a Director.

Recommendation of Ur-Energy’s Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of all of the named nominees for director and, unless a shareholder gives instructions on the proxy card to the contrary, the proxies named thereon intend so to vote.

Jeffrey T. Klenda, 58, B.A.Chair & Executive Director

Mr. Klenda graduated from the University of Colorado in 1980 and began his career as a stockbroker specializing in venture capital offerings. Prior to founding Ur-Energy in 2004, he worked as a Certified Financial Planner and was a member of the International

Board of Standards and Practices. In 1986, he started Klenda Financial Services, an independent financial services company providing investment advisory services to high-end individuals and corporate clients as well as providing venture capital to corporations seeking entry to the U.S. securities markets. In the same year, Mr. Klenda formed Independent Brokers of America, Inc., a national marketing organization. He also served as President of Security First Financial, a company he founded to provide consultation to individuals and corporations seeking investment management and early stage funding. Over the last 30 years, Mr. Klenda has acted as an officer and/or director for numerous publicly traded companies, having taken his first company public at 28 years of age. Mr. Klenda co-founded Ur-Energy in 2004. Mr. Klenda has served as the Chair of the Board of Directors and Executive Director of the Company since 2006.  Mr. Klenda is also a director of Columbus Exploration Corporation (since November 2013).

The Board of Directors has concluded that Mr. Klenda should serve as a director on the basis of his numerous contributions to the Company since its inception, his 30 years of experience in the financial markets and in service to numerous publicly-traded companies as an officer and director.

W. William (Bill) Boberg, 75, M.Sc., P. GeoDirector

Mr. Boberg served as Ur-Energy’s Chief Executive Officer from January 2006 until July 31, 2011.  He also served as President of Ur-Energy from January 2006 until May 16, 2011. Mr. Boberg has served as a director of Ur-Energy since January 2006.  Mr. Boberg was our senior U.S. geologist and Vice President U.S. Operations (September 2004 to January 2006). Before his initial involvement with the company, he was a consulting geologist having over 40 years’ experience investigating, assessing and developing a wide variety of mineral resources in a broad variety of geologic environments in western North America, South America and Africa.  Mr. Boberg has worked for Gulf Minerals, Hecla Mining, Anaconda, Continental Oil Minerals Department, Wold Nuclear, Kennecott, Western Mining, Canyon Resources and Africa Mineral Resource Specialists.  Mr. Boberg has over 20 years of experience exploring for uranium in the continental U.S. He discovered the Moore Ranch Uranium Deposit and the Ruby Ranch Uranium Deposit as well as several smaller deposits in Wyoming’s Powder River Basin.  He received his Bachelor’s Degree in Geology from Montana State University and his Master’s Degree in Geology from the University of Colorado.  He is a registered Wyoming Professional Geologist and fellow of the Society of Economic Geologists.  He is a member of the Society for Mining, Metallurgy & Exploration Inc., American Institute of Professional Geologists (for which he is a Certified Professional Geologist), the Denver Regional Exploration Society and the American Association of Petroleum Geologists.  Mr. Boberg is also a director for Aura Silver Resources Inc. (since June 2008).

The Board of Directors has concluded that Mr. Boberg should serve as a director on the basis of his contributions to the Company as a director and, until 2011, as the President and CEO, as well as his more than 40 years of experience in mineral resources exploration and development.

James M. Franklin, 72, Ph. D., FRSC, P. GeoDirector & Chair of the Technical Committee

Dr. Franklin has over 40 years’ experience as a geologist. He is a Fellow of the Royal Society of Canada. Since January 1998, he has been an Adjunct Professor at Queen’s University, since 2001, at Laurentian University and since 2006 at the University of Ottawa. He is a past President of the Geological Association of Canada and of the Society of Economic Geologists. He retired in 1998 as Chief Geoscientist of the Geological Survey of Canada, Earth Sciences Sector. Since that time, he has been a consulting geologist and is currently a director of Aura Silver Resources Inc. (since October 2003); of Nuinsco Resources Ltd. (since December 2010); and of Anconia Resources Corp. (since June 2012). During 2014, Dr. Franklin’s lifetime achievements were honored by several professional organizations:  among his honors, Dr. Franklin was awarded the Society of Economic Geologists’ R.A.F. Penrose Gold Medal for his many contributions to a broad cross section of geosciences.

The Board of Directors has concluded that Dr. Franklin should serve as a director on the basis of his contributions to the Company since inception as a director and his more than 40 years of experience in geosciences and mineral resource work in industry, governmental service and academia.

Paul Macdonell, 62, Diploma Public Admin.           Director, Chair of Compensation Committee &Chair

of Corporate Governance and Nominating Committee

Mr. Macdonell is a mediator in private practice. Previously, he was employed as a Senior Mediator, Federal Mediation and Conciliation Service for the Government of Canada from 2000 until January 2014.  Prior to that, Mr. Macdonell was employed by the Amalgamated Transit Union, serving as President of the Union from 1996 to 2000 and Financial Secretary 1991 to 1995.  Mr. Macdonell was Municipal Councillor of the City of Cumberland from 1978 to 1988 and was on the City’s budget committee during that time. He graduated (diploma) at University of Western Ontario in Public Administration and completed programs at University of Waterloo (Economic Development Certificate), The George Meany Centre in Washington (Labour Studies) and Harvard University (Program on Negotiations).

The Board of Directors has concluded that Mr. Macdonell should serve as a director on the basis of his contributions to the Company since inception as a director and his more than 30 years of experience in business, mediation and labor matters.

Thomas Parker, 72, M.Sc., P.E.Lead Director, Chair of Audit Committee &

Chair of Treasury & Investment Committee

Mr. Parker has worked extensively in senior management positions in the mining industry for the past 50 years.  Mr. Parker is a mining engineer graduate from South Dakota School of Mines, with a Master’s Degree in Mineral Engineering Management from Penn State. Mr. Parker was President and CEO, and a director of U.S. Silver Corporation until his retirement in 2012.  Prior to that, Mr. Parker was President and CEO of Gold Crest Mines, Inc., before which  he was the President and CEO of High Plains Uranium, Inc., a junior uranium mining company acquired by Energy Metals in January 2007. Mr. Parker also served for 10 years as Executive Vice President of Anderson and Schwab, a management consulting firm. Prior to Anderson and Schwab, Mr. Parker held many executive management positions including with Costain Minerals Corporation, ARCO, Kerr McGee Coal Corporation and Conoco.  He also has worked in the potash, limestone, talc, coal and molybdenum industries and has extensive experience working in Niger, France and Venezuela.

The Board of Directors has concluded that Mr. Parker should serve as a director on the basis of his contributions to the Company as a director since 2007, most recently as our Lead Director, as well as his 50 years of experience in the mining industry and in executive management positions.

Gary C. Huber, 63, Ph.D, P.GeoDirector

Dr. Huber is not currently serving as a director. He has been nominated by the Company’s Corporate Governance and Nominating Committee to be a director for the Company in the coming year.

Dr. Huber is a mining executive with over 35 years of natural resources experience. Previously, Dr. Huber served as a director for Ur-Energy during 2007. Since that time,  Dr. Huber served as President and CEO of Neutron Energy, Inc. (2007-2012),  a privately-held uranium company which was conducting project feasibility analyses as well as permitting of two uranium mines and a mill complex. He currently serves on the Board of Directors of Gold Resource Corp., and serves as the Chair of its Audit Committee.

He is the founder and managing member of Rangeland E&P, LLC, a private company established for oil and gas exploration in 2006. From 2010 to 2011, Dr. Huber served as an independent director of Capital Gold Corp., a gold mining company with operations in Mexico which eventually merged into AuRico Gold Inc., including serving on the Audit and Corporate Governance Committees. Dr. Huber was one of the founders of Canyon Resources Corporation in 1979, which subsequently merged into Atna Resources Ltd., and served in various capacities there until 2006, including as director, chief financial officer, vice president of finance, treasurer and secretary. He also served as the president and chief executive officer of CR Minerals Corporation, a subsidiary of Canyon Resources, from 1987 to 1998. Dr. Huber holds a Ph.D in geology from Colorado School of Mines and received a Bachelor of Science in Geology from Fort Lewis College. He is a fellow of the Society of Economic Geologists, a member of the Society for Mining, Metallurgy and Exploration and a Utah registered Professional Geologist. Dr. Huber also was formerly a director of the Denver Gold Group, a not-for-profit industry association for publicly-traded precious metal companies.

The Board of Directors has concluded that Dr. Huber is well-qualified to serve as a director of the Company as a result of his extensive mining industry experience including in areas of executive management and finance, developed by serving as an executive officer and director of publicly-traded natural resource companies.

As discussed in the description of the Company’s Majority Voting Policy, above, each Director must receive a majority of the votes cast as to his election, or will be required to submit his resignation pursuant to the policy.

Proposal No. 2:  Re-Appointment of PricewaterhouseCoopers LLP as our Independent Auditors and Approval for the Directors to Fix the Remuneration of the Auditors

Appointment of Auditor

It is proposed to approve an ordinary resolution to re-appoint the firm of PricewaterhouseCoopers LLP as auditors of the Company to hold office until the close of the next annual meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns, and to authorize the Board of Directors of the Company to fix the remuneration of PricewaterhouseCoopers LLP as auditors of the Company.

A representative of PricewaterhouseCoopers LLP is anticipated to attend the Meeting.

Recommendation of Ur-Energy’s Board of Directors

The Board of Directors recommends that the shareholders vote FOR the re-appointment of PricewaterhouseCoopers LLP and to authorize the Board of Directors of the Company to fix the remuneration of PricewaterhouseCoopers LLP as auditors  and, unless a shareholder gives instructions on the proxy card to the contrary, the proxies named thereon intend so to vote.

The approval of Proposal No. 2 requires the approval of a majority of the votes cast by shareholders present in person or represented by proxy at the meeting.

Proposal No. 3:  Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers

Advisory Vote on Named Executive Officer Compensation

In accordance with SEC rules, our shareholders will be asked at the meeting to approve the compensation of our Named Executive Officers as disclosed in this Circular, including the disclosures under “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this Circular.

We conducted a similar advisory vote in 2014, and approximately 92% of the votes cast at that meeting voted in favor of the compensation of our Named Executive Officers. This vote is advisory, which means that its outcome is not binding on the Company, the Board of Directors or the Compensation Committee of the Board of Directors. Based upon another advisory vote in 2014, at which our shareholders expressed their preference for an annual advisory vote on compensation of our Named Executive Officers, which vote was adopted by our Board, the next advisory vote will occur at our annual meeting in 2016.

The Compensation Committee and the Board of Directors believe that the policies and procedures set forth under “Compensation Discussion and Analysis” are effective in achieving our goals. As described under “Compensation Discussion and Analysis” our compensation program is designed to motivate executive officers and employees to achieve the pre-determined objectives without taking excessive risks; provide competitive compensation and benefit programs to attract and retain highly qualified executives and employees; encourage an ownership mentality; and, fundamentally, to support the achievement of results. We believe that the Company’s compensation program, with its balance of short-term incentives (including cash bonus awards and performance conditions for such awards) and long-term incentives (including equity awards of stock option and RSUs which vest over varied periods of eighteen months to two years), and share ownership guidelines reward sustained performance that is aligned with long-term shareholder interests. Shareholders are encouraged to read the “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure.  Accordingly, shareholders will be asked to approve on the following ordinary resolution (the “Advisory Vote on Named Executive Officer Compensation Resolution”) at the Meeting:

BE IT RESOLVED THAT the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Management Proxy Circular for this annual and special meeting of shareholders, including the “Compensation Discussion and Analysis,” the accompanying compensation tables and the related narrative disclosure, pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission.

Recommendation of Ur-Energy’s Board of Directors

The Board of Directors recommends that shareholders vote FOR approval of the Advisory Vote on Named Executive Officer Compensation Resolution.

Proposal No. 4:  Approval and Reconfirmation of Ur-Energy Successor Shareholder Rights Plan

At the Meeting, shareholders will be asked to consider and, if deemed advisable, approve a resolution (the “Successor Shareholders Rights Plan Resolution”), to reconfirm and approve the Successor Shareholder Rights Plan Agreement dated as of January 1, 2010, between the Company and Computershare Investor Services Inc. (the “Rights Plan”). The Board of Directors wishes to reconfirm the Rights Plan, which was previously ratified, confirmed and approved at meetings of shareholders of the Company in April 2009 and May 2012. A summary of the Rights Plan is provided at Schedule A to this Circular. The full text of the Rights Plan is available on SEDAR at www.sedar.com and EDGAR at http://www.sec.gov/edgar.shtml and is incorporated by reference into this Circular. No modifications are proposed to be made to the Rights Plan.

Many public companies in Canada have shareholder rights plans in effect. While securities legislation in Canada and the U.S. requires a take-over bid to be open for a period of time (at least 35 days in Canada and at least 20 business days in the U.S.), the Board of Directors is concerned that this is too short a time if the Company is subject to unsolicited take-over bids to be able to respond to and ensure that shareholders are offered full and fair value for their shares. The Rights Plan is designed to give the Company and its shareholders sufficient time to evaluate any unsolicited take-over bid and, if appropriate, to seek out alternatives to maximize shareholder value. The Rights Plan is not intended to prevent a take-over bid or deter offers for shares. It is designed to encourage any bidder to provide shareholders with equal treatment and full and fair value for their shares. The Rights Plan is also not intended to secure the continuance in office of the existing members of the Board of Directors or management, or to avoid an acquisition of control of the Company in a transaction that is fair and in the best interests of shareholders.

The Rights Plan came into effect on its approval by the Board of Directors on November 7, 2008. The Board of Directors believes that the Rights Plan is and continues to be in the best interests of the Company and its shareholders. The Rights Plan was not adopted by the Board, nor is it being renewed, in response to any specific proposal or intention to acquire control of the Company. Subject to approval of the Successor Shareholder Rights Plan Resolution and an additional periodic reconfirmation by shareholders, the Rights Plan will remain in effect until the close of business on the day of the ninth annual meeting of shareholders following its original approval in April 2009. Pursuant to the terms of the Rights Plan, it will expire at the annual meeting in 2018, if not terminated earlier. The Rights Plan must be reconfirmed by a majority of the votes cast at each of the third and this, the sixth, annual meetings of the Company’s shareholders following the 2009 meeting at which it was initially ratified, confirmed and approved by the shareholders.

Ur-Energy Inc. Successor Shareholder Rights Plan Resolution

BE IT RESOLVED THAT:

1. The reconfirmation of Ur-Energy Inc. Successor Shareholder Rights Plan (the “Rights Plan”), which was adopted in November 7, 2008, ratified, confirmed and approved by the shareholders on April 28, 2009, amended to be the Successor Shareholder Rights Plan effective on January 1, 2010 with Computershare Investor Services Inc., and again approved by shareholder vote on May 10, 2012, be and is hereby reconfirmed and approved; and

2.Any director or officer of the Company be and each of them is hereby authorized, for and on behalf of the Company, to do such things and to sign, execute and deliver all such documents that such director or officer may, in their discretion, determine to be necessary or useful in order to give full effect to the intent and purpose of this resolution.

Recommendation of Ur-Energy’s Board of Directors

After careful consideration, the Board of Directors has determined that the Successor Shareholder Rights Plan continues to be in the best interests of the Company’s shareholders. The Board of Directors approved the Successor Shareholder Rights Plan Resolution and recommends approval of the resolution by the Company’s shareholders.

The successor shareholders rights plan resolution requires the approval of a majority of the votes cast by shareholders present in person or represented by proxy at the meeting.

Proposal No. 5:    Approval of By-Law No. 2 (Advance Notice)

The Company is committed to: (i) facilitating an orderly and efficient annual or, where the need arises, special, meeting process; (ii) ensuring that all shareholders, including those voting by proxy, receive adequate notice of director nominations and sufficient information with respect to all nominees; (iii) allowing the Company, it shareholders and appropriate regulatory bodies to evaluate all nominees’ qualifications and suitability as a director of the Company; and (iv) allowing shareholders to cast an informed vote.

The Advance Notice By-Law requires shareholders to provide the Company with advanced notice of persons the shareholder intends to nominate for election to the Board. The Advance Notice By-Law fixes a deadline by which director nominations must be submitted to the Company prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in the notice to the Company for it to be in proper written form.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than thirty (30) and not earlier than sixty-five (65) days prior to the date of the annual meeting; provided,  however, that if the first public announcement of the date of the annual meeting is less than fifty (50) days prior to the meeting, notice must be made not later than the tenth (10th) day following such public announcement.

In the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors, notice to the Company must be made not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting was made.

Other specifics regarding the advance notice procedures, including the required content of the notice, can be found in the Advance Notice By-Law, the full text of which is attached hereto as Schedule B.

Ur-Energy Inc. By Law No. 2 (Advance Notice) Resolution

BE IT RESOLVED THAT:

1. The Ur-Energy By Law No. 2 (Advance Notice) be and hereby confirmed and ratified; and

2.Any director or officer of the Company be and each of them is hereby authorized, for and on behalf of the Company, to do such things and to sign, execute and deliver all such documents that such director or officer may, in his/her discretion, determine to be necessary or useful in order to give full effect to the intent and purpose of this resolution.

Recommendation of Ur-Energy’s Board of Directors

After careful consideration, the Board of Directors has determined that the By Law No. 2 (Advance Notice) is in the best interests of the Company’s shareholders. The Board of Directors approved the By Law in February 2015 and recommends approval of this resolution by the Company’s shareholders.

The By-Law No. 2 resolution requires the approval of a majority of the votes cast by shareholders present in person or represented by proxy at the meeting.

Proposal No. 6:  Approval of Amendments to Ur-Energy Inc. Restricted Share Unit Plan (the “RSU Plan”)

At the Meeting, shareholders will be asked to consider, and, if thought advisable, to pass, a resolution substantially in the form set out below, to approve and ratify amendments to the Ur-Energy Inc. Restricted Share Unit Plan (the “RSU Plan”).

The amendments to be approved (a) extend the redemption period so that, going forward, all RSUs in a grant are not redeemed until the second anniversary of the grant; (b) provide for redemption, instead of cancellation, of outstanding RSUs at the date of redemption for retiring directors and executive officers, which is defined as a threshold of combined service and age of 65 years, and a minimum of five years of service to the Company; and (c) update the RSU Plan for compliance with applicable laws. The amendments do not request any increase in the percentage number of shares available for issuance under the RSU Plan.

The RSU Plan, including these recent amendments, as approved by the Board of Directors, is summarized in more detail under the heading “Stock Options and RSUs,” above. A copy of the RSU Plan is attached to this Circular as Schedule C. Alternatively, a shareholder may obtain a copy of the RSU Plan from the Secretary of the Company upon request at 10758 West Centennial Road, Suite 200, Littleton, Colorado, 80127, telephone 720-981-4588.

The RSU Plan is a plan which includes directors and employees, including executive officers, of Ur-Energy as possible eligible participants. As of April 20, 2015, there are approximately 42  employees and four non-executive directors who would be eligible to participate in the RSU Plan. As at April 20, 2015, the closing price of our Common Shares on the NYSE MKT was $0.93 and on the TSX was C$1.13.

The Board of Directors is of the view that it is in the best interests of the Company to amend the RSU Plan in these ways, and to continue to permit the Board of Directors to grant RSUs to directors and employees, including officers, of the Company and its subsidiaries with these amendments as a means of attracting and retaining highly qualified directors and employees, including officers, who will be motivated towards the success of the Company and to encourage share ownership in the Company by directors and employees, including officers, who work on behalf of the Company.

If at the Meeting, the shareholders of the Company do not approve the amendments as proposed, all currently outstanding RSUs and the RSU Plan as previously approved by the shareholders will be unaffected, and future grants will be made upon the RSU Plan as it existed prior to the amendments by the Board of Directors on March 23, 2015.

Because the RSU Plan participants and the amounts of any RSU grants are determined in the absolute discretion of the Board of Directors, the benefits to be delivered under the amended RSU Plan at this time are indeterminable.

BE IT RESOLVED THAT:

1.The amendments to the Ur-Energy Inc. Restricted Share Unit Plan, as set forth fully in Schedule C to this Circular (the “RSU Plan”), be and are hereby ratified, confirmed and approved; and

2.Any director or officer of the Company be and each of them is hereby authorized, for and on behalf of the Company, to do such things and to sign, execute and deliver all such documents that such director or officer may, in their discretion, determine to be necessary or useful in order to give full effect to the intent and purpose of this resolution.

The Board of Directors recommends that the shareholders vote FOR the RSU Plan Amendments Resolution.

The TSX rules provide that all eligible insiders in order to participate in the RSU Plan may not vote on these amendments.  Accordingly, the RSU Plan resolution must be passed by a majority of votes cast by shareholders present in person or represented by proxy at the meeting, excluding 3,906,717 Common Shares held by certain insiders of the Company and their affiliates.

HOUSEHOLDING

The bank, broker or other nominee for any stockholder who is a beneficial owner, but not the record holder, of the Company’s shares may deliver only one copy of the Proxy Statement to multiple stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders who wish to receive a separate copy of the Proxy Statement now, or a separate copy of the Notice of Internet Availability or proxy statement in the future, should write to us at: Ur-Energy Inc. 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127, Attention: Corporate Secretary. Beneficial owners sharing an address who are receiving multiple copies of the Proxy Statement and wish to receive a single copy of the Notice of Internet Availability or proxy statement in the future will need to contact their broker, bank or other nominee to request that only a single copy be mailed to all stockholders at the shared address in the future.

PERFORMANCE GRAPH AND TABLE

The performance graph and disclosure related thereto is set forth in Item 5 of our Annual Report on Form 10-K for the year ended December 31, 2014 under the heading “Performance Graph and Table” and is incorporated by reference here. The information in Item 5 of the Annual Report on Form 10-K is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the liabilities of Section 8 of the Exchange Act. A copy of our Annual Report on Form 10-K for the year ended December 31, 2014 is available at www.sedar.com,  www.sec.gov and upon request by a shareholder to the Company as set forth under “Availability of Documents.”

ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE

Additional financial information for the Company is available in the Company’s audited consolidated financial statements for the year ended December 31, 2014 and related management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2014, included in the Annual Report on Form 10-K which has been filed with the U.S. Securities and Exchange Commission at http://www.sec.gov/edgar.shtml and with Canadian securities regulators, and is available at www.sedar.com.

ANNUAL REPORT TO SHAREHOLDERS

Included with this Circular is the Company’s 2014 Annual Report on Form 10-K for the year ended December 31, 2014 (without exhibits which may be accessed on our Annual Report on Form 10-K at http://www.sec.gov/edgar.shtml).

SHAREHOLDER PROPOSALS

All proposals of the Company’s shareholders intended to be presented at the Company’s annual meeting of shareholders in 2016, must be received by the Company’s Corporate Secretary no later December 30, 2015.  However, if the date of the annual meeting of shareholders in 2016 is changed by more than 30 days from this year’s Meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials.  The Company’s next annual meeting of shareholders is planned for April 2016.

As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our proxy statement for our 2016 annual meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than March 14, 2016. Even if proper notice is received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

AVAILABILITY OF DOCUMENTS

Upon request made to the Corporate Secretary of Ur-Energy at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 (Telephone: +1 720-981-4588 ext. 250), the Corporate Secretary will provide to any shareholder of the Company entitled to vote at the Annual Meeting, free of charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission (including exhibits) and with the Canadian securities authorities by first class mail within one business day of receipt of written request.

OTHER MATTERS

Our management and the Board of Directors know of no other matters to be brought before the Meeting. If other matters are presented properly to the shareholders for action at the Meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the Common Shares represented by such proxy are entitled to vote.

There have been no other proposals made by shareholders for consideration at this Meeting, nor are there any other proposals to be addressed at the Meeting but not included in this Circular.

APPROVAL

The contents and mailing of this Circular have been approved by the Board of Directors of the Company.

You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the Meeting, as we hope you will, you may vote your shares in person.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Jeffrey T. Klenda
Jeffrey T. Klenda, Chairman

SCHEDULE A

SUCCESSOR SHAREHOLDER RIGHTS PLAN SUMMARY

The following is a summary of the principal terms of the Rights Plan, which summary is qualified by and is subject to the full terms and conditions of the Rights Plan. Except as otherwise defined herein, capitalized terms used herein have the meanings ascribed thereto in the Rights Plan.

Issue of Rights

Shareholder rights plans involve the distribution of securities in the form of rights granted one for one in respect of each outstanding share. In the case of the Rights Plan, effective as of November 7, 2008 (the “Effective Date”), one right (a “Right”) was issued and attached to each outstanding common share of the Company. One Right will also be issued and attach to each common share of the Company issued thereafter, subject to the limitations set forth in the Rights Plan. The Rights will trade attached to the common shares until the occurrence of a triggering event whereupon the Rights detach from the common shares and become tradeable as separate securities.

Acquiring Person

An “Acquiring Person” is a person that Beneficially Owns 20% or more of the outstanding common shares. An Acquiring Person does not, however, include any person that becomes the Beneficial Owner of 20% or more of the common shares as a result of certain exempt transactions. These exempt transactions include, among others, acquisitions by investment managers, pension plans and other similar entities with no present intention to take control of the Company.

Rights Exercise Privilege

The Rights will trade separately from the common shares to which they are attached and will become exercisable from and after the Separation Time. The “Separation Time” is the earlier of (A) the close of business on the tenth trading day after the earlier of (i) the date of public announcement by the Company or an Acquiring Person of facts indicating that a person has become an Acquiring Person, (ii) the date of the commencement of, or first public announcement of the intent of any person (other than the Company or any subsidiary of the Company) to commence, a take-over bid (other than a Permitted Bid or Competing Permitted Bid); and (iii) two days following the date on which a Permitted Bid or Competing Permitted Bid ceases to be such; and (B) in the case of (ii) or (iii) above, any later business day as may be determined at any time or from time to time by the Board. If any take-over bid expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such take-over bid shall be deemed for the purposes of the definition of Separation Time never to have been made.

Flip-In Event

A transaction in which a person becomes an Acquiring Person is referred to as a “Flip-in Event”. Any Rights held by an Acquiring Person on or after the earlier of the Separation Time or the first date of public announcement by the Corporation or an Acquiring Person that an Acquiring Person has become such, will become void upon the occurrence of a Flip-in Event. Subject to adjustment as provided in the Rights Plan, each Right will entitle the holder to purchase one common share for an exercise price (the “Exercise Price”) equal to $100. After the close of business on the tenth business day after the first public announcement of the occurrence of a Flip-in Event, the Rights (other than those held by the Acquiring Person) will entitle the holder to purchase, for the Exercise Price, that number of common shares having an aggregate market price (based on the prevailing market price at the time of the occurrence of the Flipin Event) equal to twice the Exercise Price. For example, if at the time of the occurrence of a Flip-in Event, the Exercise Price is $100 and the common shares have a market price of $10, the holder of each Right would be entitled, upon payment of $100 to receive 20 common shares at an effective price of $5 per common share, being 50% discount to the then market price.

Impact Once Rights Plan is Triggered

Upon a Flip-in Event occurring and the Rights separating from the attached common shares, reported earnings per common share on a fully diluted or nondiluted basis may be affected. Holders of Rights who do not exercise their Rights upon the occurrence of a Flip-in Event may suffer substantial dilution. The consequence of a Flip-in Event, for all practical purposes, is to ensure that potential Acquiring Persons deal with and obtain the concurrence of the Board or proceed by way of a Permitted Bid. By permitting holders of Rights other than an Acquiring Person to acquire common shares of the Company at a discount to market value, the Rights may cause substantial dilution to a person or group that acquires 20% or more of the common shares of the Company other than by way of a Permitted Bid or Competing Permitted Bid or other than in circumstances where the Rights are redeemed or the Board waives the application of the Rights Plan.

Certificates and Transferability

Prior to the Separation Time, certificates for common shares will also evidence one Right for each common share represented by the certificate. Certificates issued after the Effective Date will bear a legend to this effect. Rights are also attached to common shares outstanding at the close of business on the Effective Date, although share certificates issued as at that date will not bear such a legend. Prior to the Separation Time, Rights will not be transferable separately from the attached common shares. From and after the Separation Time, the Rights will be evidenced by rights certificates which will be transferable and traded separately from the common shares.

Permitted Bids

The Rights Plan is not triggered if an offer would allow sufficient time for the shareholders to consider and react to the offer and would allow shareholders to decide to tender or not tender without the concern that they will be left with illiquid common shares should they not tender.

A “Permitted Bid” is a take-over bid where the bid is made by way of a take-over bid circular and is a bid that complies with the following: (A) the take-over bid must be made to all shareholders other than the bidder; and (B) (i) the take-over bid must not permit the bidder to take up any common shares that have been tendered pursuant to the take-over bid prior to the expiry of a period not less than 60 days after the take-over bid circular is sent to shareholders, and (ii) then only if at such time more than 50% of the common shares held by the independent shareholders (which term generally includes shareholders other than the bidder, its affiliates, associates and persons acting jointly or in concert with the bidder), have been deposited or tendered pursuant to the take-over bid and not withdrawn.

A “Competing Permitted Bid” is a take-over bid that satisfies all the criteria of a Permitted Bid except that since it is made after a Permitted Bid the time period for any take up and payment of common shares tendered under a Competing Bid is not 60 days, but is instead no earlier than the later of 35 days after the date of announcement of the Competing Permitted Bid and the earliest date for take up and payment of common shares under any other Permitted Bid or Competing Permitted Bid then in existence. Permitted Bids and Competing Permitted Bids are not required to be approved by the Board and such bids may be made directly to shareholders. Acquisitions of common shares made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.

Waiver and Redemption

The Board may, prior to the occurrence of a Flip-in Event, waive the application of the Rights Plan to a particular Flip-in Event which would occur as a result of a take-over bid made under a circular prepared in accordance with applicable securities laws to all holders of common shares. In such event, the Board shall be deemed to also have waived the application of the Rights Plan to any other Flip-in Event occurring as a result of any other takeover bid made under a circular prepared in accordance with applicable securities laws to all holders of common shares prior to the expiry of any take-over bid for which the Rights Plan has been waived or deemed to have been waived. Until the occurrence of a Flip-in Event, the Board may with the prior written consent of the shareholders waive the application of the Rights Plan to a particular Flip-in Event that would occur by reason of an acquisition of common shares otherwise than pursuant to a takeover bid made under a circular prepared in accordance with applicable securities laws to all holders of common shares.

The Board may also waive the application of the Rights Plan to any inadvertent Flip-In Event on the condition that the person who inadvertently triggered the Flip-In Event reduces its beneficial ownership of common shares such that such person is no longer an Acquiring Person. Until the occurrence of a Flip-in Event, the Board may with the prior written consent of the shareholders or, prior to the Separation Time, the holders of Rights elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 (subject to adjustment) per Right. In the event that a person acquires common shares pursuant to a Permitted Bid, Competing Permitted Bid or pursuant to take-over made by way of a take-over bid circular for which the Board has waived the application of the Rights Plan, then the Board shall, immediately upon the consummation of such acquisition, without further formality, be deemed to have elected to redeem the Rights at the redemption price.

Supplement and Amendments

Prior to the ratification and confirmation of the Rights Plan by shareholders, the Company may, without the approval of holders of common shares or Rights, amend, supplement or restate the Rights Plan in order to make any changes which the Board acting in good faith may deem necessary or desirable. Following shareholder ratification and confirmation of the Rights Plan, the Company may, without the approval of the holders of common shares or Rights, make amendments to (i) correct clerical or typographical errors and (ii) to maintain the validity and effectiveness of the Rights Plan as a result of any change in applicable law, rule or regulatory requirement. Any amendment referred to in (ii) must, if made before the Separation Time, be submitted for approval to the holders of common shares at the next meeting of shareholders and, if made after the Separation Time, must be submitted to the holders of Rights for approval.

At any time before the Separation Time, the Company may with prior written consent of the shareholders amend, vary or rescind any of the provisions of the Rights Plan or the Rights, whether or not such action would materially adversely affect the interests of the Rights generally, in order to effect any amendments, variations or rescissions of any of the provisions of this Agreement which the Board, acting in good faith, considers necessary or desirable. At any time after the Separation Time, the Company may with prior written consent of the holders of Rights amend, vary or rescind any of the provisions of the Rights Plan or the Rights,whether or not such action would materially adversely affect the interests of the Rights generally.

SCHEDULE B

Ur-Energy Inc.

(the “Corporation”)
BY-LAW No. 2 (ADVANCE NOTICE)

INTRODUCTION

The Corporation is committed to: (i) facilitating an orderly and efficient annual or, where the need arises, special, meeting process; (ii) ensuring that all shareholders, including those voting by proxy, receive adequate notice of director nominations and sufficient information with respect to all nominees; (iii) allowing the Corporation, it shareholders and appropriate regulatory bodies to evaluate all nominees’ qualifications and suitability as a director of the Corporation; and (iv) allowing shareholders to cast an informed vote.

The purpose of this Advance Notice By-law (the “By-law”) is to provide shareholders, directors and management of the Corporation with guidance on the nomination of directors. This By-law is the framework by which the Corporation seeks to fix a deadline by which holders of record of common shares of the Corporation must submit director nominations to the Corporation prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in the notice to the Corporation for the notice to be in proper written form.

NOMINATIONS OF DIRECTORS

1.Nomination procedures.  Subject only to the Canada Business Corporations Act (the “Act”) and the articles of the Corporation (the “Articles”), only persons who are eligible under the Act and nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the board of directors of the Corporation (the “Board”) may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting is called is the election of directors:

(a)by or at the direction of the Board, including pursuant to a notice of meeting;

(b)by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act, or a requisition of the shareholders made in accordance with the provisions of the Act; or

(c)by any person (a “Nominating Shareholder”): (A) who, at the close of business on the date of the giving of the notice provided for below in this By-law and at the close of business on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (B) who complies with the notice procedures set forth in this By-law.

2.Timely notice. In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Corporate Secretary of the Corporation as set forth in this By-law (paragraph 7).

3.Manner of timely notice. To be timely, a Nominating Shareholder’s notice to the Corporate Secretary of the Corporation must be made:

(a)subject to paragraph (b) below, in the case of an annual meeting of shareholders, not less than 30 days nor more than 65 days prior to the date of the annual meeting of shareholders;

(b)notwithstanding paragraph (a) above, if the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and

(c)in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above.

4.Proper form of timely notice. To be in proper written form, a Nominating Shareholder’s notice to the Corporate Secretary of the Corporation must set forth:

(a)as to each person whom the Nominating Shareholder proposes to nominate for election as a director: (A) the name, age, business address and residential address of the person; (B) the current principal occupation or employment of the person and the principal occupation or employment of the person within the five years preceding the notice; (C) the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; (D) the consent of the nominee to being named in the proxy circular as a nominee and to serving as a director if elected; and (D) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws (as defined below); and

(b)as to the Nominating Shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Corporation and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws (as defined below).

The Corporation may require any proposed nominee to furnish such other information  as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee

5.Eligibility for nomination as a director.  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this By-law and applicable law; provided, however, that nothing in this By-law shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a shareholder proposal pursuant to the provisions of the Act. The Chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

6.Terms. For purposes of this By-law:

(a)“public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.com;

(b)“Applicable Securities Laws” means, collectively, the securities legislation of each relevant province and territory of Canada and/or of the SEC, whichever is then applicable to the Corporation, in each case, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each relevant province and territory of Canada or the SEC, as applicable;

(c)“business day” means any day other than Saturday, Sunday or a day on which banks in Denver, Colorado are generally not open for business.

7.Delivery of Notice. Notwithstanding any other provision of this By-law, notice given to the Corporate Secretary of the Corporation pursuant to this By-law may only be given by personal delivery, or facsimile transmission and shall be deemed to have been given and made only at the time it is served by personal delivery or  sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Corporate Secretary as follows:  Ur-Energy Inc., Attention Corporate Secretary; 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127; facsimile: +1 720-981-5643; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Mountain Prevailing Time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

8.Board Discretion. Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in this By-law.

SCHEDULE C

UR-ENERGY INC.

Restricted Share Unit Plan

Originally Effective May 7, 2010

As amended and restated on March 23, 2015

Article 1
GENERAL PROVISIONS

1.1Purpose

This Restricted Share Unit Plan is established as a vehicle by which equity-based incentives may be awarded to retain employees, to recognize and reward their significant contributions to the long-term success of the Corporation including to align the employees and directors interests more closely with the shareholders of the Corporation.

1.2Definitions

As used in the Plan, the following terms have the following meanings:

(a)“Board” means the Board of Directors of the Corporation;

(b)“Change of Control” includes:

(i)the acquisition by any persons acting jointly or in concert (as determined by the Securities Act (Ontario)), whether directly or indirectly, of voting securities of the Corporation that, together with all other voting securities of the Corporation held by such persons, constitute in the aggregate more than 50% of all outstanding voting securities of the Corporation;

(ii)an amalgamation, arrangement or other form of business combination of the Corporation with another corporation that results in the holders of voting securities of that other corporation holding, in the aggregate, more than 50% of all outstanding voting securities of the corporation resulting from the business combination;

(iii)the sale, lease or exchange of all or substantially all of the property of the Corporation to another person, other than in the ordinary course of business of the Corporation or to a Related Entity; or

(iv)any other transaction that is deemed to be a “Change of Control” for the purposes of this Plan by the Board in its sole discretion;

provided, however, with respect to Section 409A Covered Awards, a transaction will not be deemed to be a Change in Control unless such transaction constitutes a “change in control event” within the meaning of Section 409A of the Code.

(c)“Code” means the US Internal Revenue Code of 1986, as amended;

(d)“Committee” means the Compensation Committee of the Board or such other persons designated by the Board;

(e)“Common Share” means a common share in the capital of the Corporation;

(f)“Corporation” means Ur-Energy Inc. and its successors and assigns;

(g)“Director” means a non-Employee director of the Board of the Corporation;

(h)“Dividend” means a dividend declared and payable on a Common Share in accordance with the Corporation’s dividend policy as the same may be amended from time to time (an “Ordinary Dividend”), and may, in the discretion of the Committee, include a special or stock dividend (a “Special Dividend”) declared and payable on a Common Share;

(i)“Eligible Person” means an Employee or a Director who is designated as an Eligible Person pursuant to Section 0;

(j)“Employee” means an employee of the Corporation or a Subsidiary;

(k)“Fair Market Value” means the closing price of the Common Shares on the Toronto Stock Exchange on the Business Day immediately prior to the Redemption Date, or if the shares are not listed on the Toronto Stock Exchange, then on such other stock exchange or quotation system as may be selected by the Committee, provided that, if the Common Shares are not listed or quoted on any other stock exchange or quotation system, then the Fair Market Value will be the value determined by the Committee in its sole discretion acting in good faith;

(l)“Grant Date” means any date determined from time to time by the Committee as a date on which a grant of Restricted Share Units will be made to one or more Eligible Persons under this Plan;

(m)“Officer” means a person who is an officer of the Corporation within the meaning of Section 1 of the Securities Act (Ontario).

(n)“Plan” means the Ur-Energy Inc. Restricted Share Unit Plan, as amended from time to time;

(o)“Redemption Date” in respect of any Restricted Share Unit means (A) for Restricted Share Units issued prior to Amended Effective Date, (i) 50% of such Restricted Share Unit on the first anniversary of the Grant Date on which such Restricted Share Unit was granted to the Eligible Person, and (ii) 50% of such Restricted Share Unit on the second anniversary of the Grant Date on which such Restricted Share Unit was granted to the Eligible Person, and (B) for Restricted Shares Units issued on or after Amended Effective Date, 100% of such Restricted Share Unit on the second anniversary of the Grant Date on which such Restricted Share Unit was granted to the Eligible Person, unless (a) an earlier date has been approved by the Committee as the Redemption Date in respect of such Restricted Share Unit (provided, however, that the Committee shall not designate an earlier Redemption Date in respect of Section 409A Covered Awards), or (b) Section 0,  0,  0 or 0, is applicable, in which case the Redemption Date in respect of such Restricted Share Unit shall be the date established as such in accordance with the applicable Section; provided that, notwithstanding any other provision hereof, in no event will the Redemption Date in respect of any Restricted Share Unit be after the end of the calendar year which is three years following the end of the year in which services to which the grant of such Restricted Share Unit relates were performed by the Employee or Director to whom such Restricted Share Unit was granted;

(p)“Reorganization” means any declaration of any stock dividend (other than a Special Dividend in respect of which the Committee, in its discretion, determines that Eligible Persons are to be paid a cash amount pursuant to Section 0), stock split, combination or exchange of shares, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin-off or other distribution (other than Ordinary Dividends) of the Corporation assets to shareholders or any other similar corporate transaction or event which the Committee determines affects the Common Shares such that an adjustment is appropriate to prevent dilution or enlargement of the rights of Eligible Persons under this Plan;

(q)“Restricted Share Unit” means one notional Common Share (without any of the attendant rights of a shareholder of such Common Share, including the right to vote such Common Share and the right to receive dividends thereon, except to the extent otherwise specifically provided herein) credited by bookkeeping entry to a notional account maintained by the Corporation in respect of an Eligible Person in accordance with this Plan; and

(r)“Section 409A Covered Award” means any Award granted under the Plan after the Amended Effective Date that constitutes “non-qualified deferred compensation” subject to Section 409A of the Code.

(s)“Separation from Service” has the meaning set forth in Treasury Regulation 1.409A-1(h) applying the default rules thereunder.

(t)“Specified Employee” means a “specified employee” within the meaning of  Section 409A(a)(2)(B) of the Code using the identification methodology selected by the Corporation from time to time, or if none, the default methodology set forth in Section 409A of the Code.

(u)“Subsidiary” has the meaning set out in the Securities Act (Ontario).

1.3Effective Date

The Plan was originally effective May 7, 2010 with respect to the Eligible Person payable commencing in and with respect to the 2010 fiscal year.  The Plan, as amended, is effective March 23, 2015.  No Common Shares may be issued under the Plan until and unless all required regulatory and shareholder approvals have been obtained with respect to the issuance of Common Shares hereunder.

1.4Governing Law; Subject to Applicable Regulatory Rules

The Plan shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.  The provisions of the Plan shall be subject to the applicable by-laws, rules and policies of the Toronto Stock Exchange and applicable securities legislation.

Article 2
ELIGIBILITY AND PARTICIPATION

2.1Eligibility

This Plan applies to those Employees and Directors whom the Committee designates as eligible for a grant of Restricted Share Units pursuant to Section 0.  The Committee shall make such a designation prior to each Grant Date.

2.2Rights Under the Plan

Subject to 0 and 0, an Eligible Person who has been granted Restricted Share Units shall continue to have rights in respect of such Restricted Share Units until such Restricted Share Units have been redeemed for cash or shares in accordance with this Plan.

2.3Copy of Plan

The Corporation shall provide each Eligible Person with a copy of this Plan following the initial grant of Restricted Share Units to such Eligible Person and shall provide each Eligible Person with a copy of all amendments to this Plan.

2.4Limitation on Rights

Nothing in this Plan shall confer on any Employee or Director any right to be designated as an Eligible Person or to be granted any Restricted Share Units.  There is no obligation for uniformity of treatment of Eligible Persons or any group of Employees, Directors or Eligible Persons, whether based on salary or compensation, grade or level or organizational position or level or otherwise.  A grant of Restricted Share Units to an Eligible Person on one or more Grant Dates shall not be construed to create a right to a grant of Restricted Share Units on a subsequent Grant Date.

2.5Grant Agreements

Each grant of Restricted Share Units shall be evidenced by a written agreement executed by the Eligible Person in substantially the form appended hereto.  An Eligible Person will not be entitled to any grant of Restricted Share Units or any benefit of this Plan unless the Eligible Person agrees with the Corporation to be bound by the provisions of this Plan.  By entering into an agreement described in this Section 0, each Eligible Person shall be deemed conclusively to have accepted and consented to all terms of this Plan and all bona fide actions or decisions made by the Committee.  Such terms and consent shall also apply to and be binding on the legal representative, beneficiaries, heirs and successors of each Eligible Person.

2.6Maximum Number of Common Shares

Notwithstanding any provision herein, the aggregate number of Common Shares which may be issuable upon the redemption of all Restricted Share Units under the Plan, in combination with the aggregate number of Common Shares which may be issuable under any and all of the Corporation’s equity incentive plans in existence from time to time, including the Corporation’s Stock Option Plan 2005, as amended from time to time, shall not exceed ten percent (10%) of the issued and outstanding shares of the Corporation as at the Grant Date of each Restricted Share Unit under the Plan or such greater number of Common Shares as shall have been duly approved by the Board and, if required by the rules or policies of the Toronto Stock Exchange or any other stock exchange on which the Common Shares of the Corporation may then be listed, by the shareholders of the Corporation.  No fractional Common Shares may be issued under the Plan.

Article 3
RESTRICTED SHARE UNITS

3.1Grant of Restricted Share Units

On each Grant Date, the Committee shall designate Eligible Persons and determine the number of Restricted Share Units to be granted to each Eligible Person in the Committee’s sole discretion.

3.2Redemption of Restricted Share Units

(a)Unless redeemed earlier in accordance with this Plan, the Restricted Share Units of each Eligible Person will be redeemed on or within thirty (30) days after the Redemption Date for cash or Common Shares, as determined by the Committee, for an amount equal to the Fair Market Value of a Restricted Share Unit.

(b)If the Committee determines that any Restricted Share Units are to be redeemed for Common Shares, the Eligible Person will be entitled to receive and the Corporation will issue to the Eligible Person a number of Common Shares equal to the Fair Market Value of the Restricted Share Units (net of any applicable statutory withholdings) that have vested on the Redemption Date.

3.3Compliance With Tax Requirements

In taking any action hereunder, or in relation to any rights hereunder, the Corporation and each Eligible Person shall comply with all provisions and requirements of any income tax, pension plan, or employment or unemployment insurance legislation or regulations of any jurisdiction which may be applicable to the Corporation or Eligible Person, as the case may be.  The Corporation shall have the right to deduct from all payments made to the Employee in respect of the Restricted Share Units, whether in cash or Common Shares, any federal, provincial, local, foreign or other taxes, Canadian Pension Plan or Employment Insurance Commission or other deductions required by law to be withheld with respect to such payments.  The Corporation may take such other action as the Board or the Committee may consider advisable to enable the Corporation and any Eligible Person to satisfy obligations for the payment of withholding or other tax obligations relating to any payment to be made under this Plan.  Each Eligible Person (or the heirs and legal representatives of the Eligible Person) shall bear any and all income or other tax imposed on amounts paid to the Eligible Person (or the heirs and legal representatives of the Eligible Person) under this Plan, including any taxes, interest or penalties resulting from the application of Section 409A of the Code.  If the Board or the Committee so determines, the Corporation shall have the right to require, prior to making any payment under this Plan, payment by the recipient of the excess of any applicable Canadian or foreign federal, provincial, state, local or other taxes over any amounts withheld by the Corporation, in order to satisfy the tax obligations in respect of any payment under this Plan.  If the Corporation does not withhold from any payment, or require payment of an amount by a recipient, sufficient to satisfy all income tax obligations, the Eligible Person shall make reimbursement, on demand, in cash, of any amount paid by the Corporation in satisfaction of any tax obligation.  Notwithstanding any other provision hereof, in taking such action hereunder, the Board and the Committee shall endeavour to ensure that the payments to be made hereunder will not be subject to the “salary deferral arrangement” rules under the Income Tax Act (Canada), as amended, or income tax legislation of any other jurisdiction.

3.4Payment of Dividend Equivalents

When Dividends are paid on Common Shares, an Eligible Person shall be credited with Dividend equivalents in respect of the Restricted Share Units credited to the Eligible Person’s account as of the record date for payment of Dividends.  Such Dividend equivalents shall be converted into additional Restricted Share Units (including fractional Restricted Share Units) based on the Fair Market Value per Common Share on the date credited, and such new Restricted Share Units shall be paid at the same time as the Restricted Share Units to which the Dividend equivalents related.

3.5Adjustments

If any change occurs in the outstanding Common Shares by reason of a Reorganization, the Committee, in its sole discretion, and without liability to any person, shall make such equitable changes or adjustments, if any, as it considers appropriate, in such manner as the Committee may consider equitable, to reflect such change or event including, without limitation, adjusting the number of Restricted Share Units credited to Eligible Persons and outstanding under the Plan, provided that any such adjustment will not otherwise extend the Redemption Date otherwise applicable.  The Corporation shall give notice to each Eligible Person of any adjustment made pursuant to this section and, upon such notice, such adjustment shall be conclusive and binding for all purposes.  The existence of outstanding Restricted Share Units shall not affect in any way the right or power and authority of the Corporation or its shareholders to make or authorize any alteration, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business or any merger or consolidation of the Corporation, any issue of bonds, debentures or preferred or preference shares (ranking ahead of the Common Shares or otherwise) or any right thereto, or the dissolution or liquidation of the Corporation, any sale or transfer of all or any part of its assets or business or any corporate act or proceeding whether of a similar character or otherwise.

3.6Offer for Common Shares – Change of Control

Notwithstanding anything else herein to the contrary, in the event of a Change of Control, then the Corporation shall redeem 100% of the Restricted Share Units granted to the Eligible Persons and outstanding under the Plan as soon as reasonably practical, but no later than thirty (30) days following the Redemption Date for cash.  For the purposes of this Section 0:  (i) the Redemption Date shall be the date on which the Change of Control occurs, and (ii) the Fair Market Value of a Restricted Share Unit shall be the greater of (i) the closing price per Common Share on the Toronto Stock Exchange on the Business Day immediately preceding the Redemption Date, and (ii) the price at which Common Shares are taken up under the Change of Control, as applicable.

Article 4
EVENTS AFFECTING ENTITLEMENT

4.1Termination of Employment or Election as a Director

(a)Voluntary Termination or Termination for Cause.  If an Eligible Person is terminated by the Corporation for cause (as determined by the Corporation), or if an Eligible Person, voluntarily terminates employment for any reason or resigns as a Director, as applicable, all of the Eligible Person’s Restricted Share Units shall be cancelled and no amount shall be paid by the Corporation to the Eligible Person in respect of the Restricted Share Units so cancelled.

(b)Involuntary Termination.  The Restricted Share Units of an Eligible Person, other than a Director, who is involuntarily terminated by the Corporation, for reasons other than cause, shall be redeemed for cash at the Fair Market Value of a Restricted Share Unit on the Redemption Date.  For the purposes of this Section 4.1(b) the Redemption Date shall be:

(i)for Restricted Share Units other than Section 409A Covered Awards, the date on which the employment of the Eligible Person, other than a Director, is terminated irrespective of any entitlement of the Eligible Person to notice, pay in lieu of notice or benefits beyond the termination date, and

(ii)for Section 409A Covered Awards, the date of the Eligible Person’s Separation from Service; provided, however, that if on such date the Eligible Person is a Specified Employee, then to the extent required by Section 409A(a)(2)(B) of the Code, the Redemption Date shall be the earlier of (i) the expiration of the six (6)-month period measured from the date of the Eligible Person’s Separation from Service, and (ii) the date of the Eligible Person’s death (the “Delay Period”).

(c)Termination related to Directors.  The Restricted Share Units of a Director, who is not re-elected at an annual or special meeting of shareholders shall be redeemed for cash at the Fair Market Value of a Restricted Share Unit on the Redemption Date.  For purposes of this Section 4.1(c), the Redemption Date shall be:

(i) for Restricted Share Units other than Section 409A Covered Awards, the date on which the annual or special meeting is held, and

(ii) for Section 409A Covered Awards, the date of the Eligible Person’s Separation from Service.

(d)Retirement of Officers and Directors.  Any unvested Restricted Share Units held by the Officer or Director will become fully vested upon such Officer’s or Director’s “Retirement,” which shall mean such Officer’s or Director’s voluntary termination of employment or cessation of services to the Corporation when the Officer’s or Director’s age plus years of service with the Corporation (in each case measured in complete, whole years) equals or exceeds 65, provided that at the date of termination such Officer or Director has completed at least five years of service with the Corporation.  Such Restricted Share Units shall be redeemed in accordance with Section 3.2 on their originally scheduled Redemption Dates.

4.2Death

All of the Restricted Share Units of an Eligible Person who dies shall be redeemed in accordance with Section 0.  For the purposes of the foregoing, the Redemption Date shall be the date of the Eligible Person’s death.

4.3No Grants Following Last Day of Active Employment

In the event of termination of any Eligible Person’s employment with the Corporation, such Eligible Person shall not be granted any Restricted Share Units pursuant to Section after the last day of active employment of such Eligible Person.  Without limiting the generality of the foregoing and of Section 0, notwithstanding any other provision hereof, and notwithstanding any provision of any employment agreement between any Eligible Person and the Corporation, no Eligible Person will have any right to be awarded additional Restricted Share Units, and shall not be awarded any Restricted Share Units, pursuant to Section 0 after the last day of active employment of such Eligible Person on which such Eligible Person actually performs the duties of the Eligible Person’s position, whether or not such Eligible Person receives a lump sum payment of salary or other compensation in lieu of notice of termination, or continues to receive payment of salary, benefits or other remuneration for any period following such last day of active employment.  Notwithstanding any other provision hereof, or any provision of any employment agreement between the Corporation and an Eligible Person, in no event will any Eligible Person have any right to damages in respect of any loss of any right to be awarded Restricted Share Units pursuant to Section 0 after the last day of active employment of such Eligible Person and no severance allowance, or termination settlement of any kind in respect of any Eligible Person will include or reflect any claim for such loss of right and no Eligible Person will have any right to assert, claim, seek or obtain, and shall not assert, claim, seek or obtain, any judgment or award in respect of or which includes or reflects any such right or claim for such loss of right.

Article 5
ADMINISTRATION

5.1Transferability

Rights respecting Restricted Share Units shall not be transferable or assignable other than by will or the laws of decent and distribution.

5.2Administration

The Committee shall, in its sole and absolute discretion, but subject to applicable corporate, securities and tax law requirements: (i) interpret and administer the Plan; (ii) establish, amend and rescind any rules and regulations relating to the Plan; and (iii) make any other determinations that the Committee deems necessary or desirable for the administration and operation of the Plan. The Committee may delegate to any person any administrative duties and powers under this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems, in its sole and absolute discretion, necessary or desirable.  Any decision of the Committee with respect to the administration and interpretation of the Plan shall be conclusive and binding on the Eligible Person and his or her legal representative.  The Board may establish policies respecting minimum ownership of Common Shares of the Corporation by Eligible Persons and the ability to elect Restricted Share Units to satisfy any such policy.

5.3Records

The Corporation will maintain records indicating the number of Restricted Share Units credited to an Eligible Person under the Plan from time to time and the Grant Dates of such Restricted Share Units.  Such records shall be conclusive as to all matters involved in the administration of this Plan.

5.4Statements

The Corporation shall furnish annual statements to each Eligible Person indicating the number of Restricted Share Units credited to the Eligible Person and the Grant Dates of the Restricted Share Units and such other information that the Corporation considers relevant to the Eligible Person.

5.5Legal Compliance

Without limiting the generality of the foregoing, the Committee may take such steps and require such documentation from Eligible Persons as the Committee may determine are desirable to ensure compliance with all applicable laws and legal requirements, including all applicable corporate and securities laws and regulations of any country, and any political subdivisions thereof, and the by-laws, rules and regulations of any stock exchanges or other organized market on which Common Shares may from time to time be listed or posted and any applicable provisions of the Income Tax Act (Canada), as amended or income tax legislation or any other jurisdiction.

Article 6
AMENDMENT AND TERMINATION

6.1Amendment

(a)The Board reserves the right, in its sole discretion, to amend, suspend or terminate the Plan or any portion thereof at any time, in accordance with applicable legislation, without obtaining the approval of shareholders. Notwithstanding the foregoing, the Corporation will be required to obtain, in accordance with the provisions of the rules and policies of the Toronto Stock Exchange,  the approval of holders of a majority of shares present and voting in person or by proxy at a meeting of the shareholders of the Corporation for any amendment related to:

(i)the percentage of the issued and outstanding Common Shares available to be granted under the Plan;

(ii)a change in the method of calculation of redemption of Restricted Share Units held by Eligible Persons;

(iii)an extension to the term for redemption of Restricted Share Units held by Eligible Persons; and

(iv)amendments to this Section 6.1 of the Plan.

(b)Unless an Eligible Person otherwise agrees, any amendment to the Plan or Restricted Share Unit shall apply only in respect of Restricted Share Units granted on or after the date of such amendment.

(c)Without limiting the generality of the foregoing, the Board may make the following amendments to the Plan, without obtaining shareholder approval:

(i)amendments to the terms and conditions of the Plan necessary to ensure that the Plan complies with the applicable regulatory requirements, including the rules of the TSX, in place from time to time;

(ii)amendments to the provisions of the Plan respecting administration of the Plan and eligibility for participation under the Plan;

(iii)amendments to the provisions of the Plan respecting the terms and conditions on which Restricted Share Units  may be granted pursuant to the Plan, including the provisions relating to the payment of the Restricted Share Units; and

(iv)amendments to the Plan that are of a “housekeeping” nature.

6.2Termination of Plan

The Board may from time to time amend or suspend this Plan in whole or in part and may at any time terminate this Plan.  No such amendment, suspension or termination shall adversely affect the rights of any Eligible Person at the time of such amendment, suspension or termination with respect to outstanding and unredeemed Restricted Share Units credited to such Eligible Person without the consent of the affected Eligible Person.  If the Board terminates the Plan, no new Restricted Share Units will be awarded to any Eligible Person, but outstanding and unredeemed previously credited Restricted Share Units shall remain outstanding, be entitled to payments as provided under Section 0, and be paid in accordance with the terms and conditions of this Plan existing at the time of termination.  This Plan will finally cease to operate for all purposes when the last remaining Eligible Person receives a payment in satisfaction of all outstanding and unredeemed Restricted Share Units credited to such Eligible Person, or all outstanding and unredeemed Restricted Share Units credited to such Eligible Person are cancelled pursuant to the provisions thereof.

Article 7
GENERAL

7.1Rights to Common Shares

This Plan shall not be interpreted to create any entitlement of any Eligible Person to any Common Shares, or to the dividends payable pursuant thereto, except as expressly provided herein.  A holder of Restricted Share Units shall not have rights as a shareholder of the Corporation with respect to any Common Shares which may be issuable pursuant to the Restricted Share Units so held, whether voting, right on liquidation or otherwise.

7.2No Right to Employment

This Plan shall not be interpreted as either an employment or trust agreement.  Nothing in this Plan nor any Committee guidelines or any agreement referred to in Section 0 nor any action taken hereunder shall be construed as giving any Eligible Person the right to be retained in the continued employ or service of the Corporation or any of its subsidiaries, or giving any Eligible Person or any other person the right to receive any benefits not specifically expressly provided in this Plan nor shall it interfere in any way with any other right of the Corporation to terminate the employment or service of any Eligible Person at any time.

7.3Right to Funds

Neither the establishment of this Plan nor the granting of Restricted Share Units under this Plan shall be deemed to create a trust.  Amounts payable to any Eligible Person under the Plan shall be a general, unsecured obligation of the Corporation.  The right of the Employee to receive payment pursuant to this Plan shall be no greater than the right of other unsecured creditors of the Corporation.

7.4Successors and Assigns

The Plan shall be binding on all successors and assigns of the Corporation and an Eligible Person, including without limitation, the estate of such Eligible Person and the legal representative of such estate, or any receiver or trustee in bankruptcy or representative of the Corporation’s or Eligible Person’s creditors.

7.5Severability

If any provision of the Plan or part hereof is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

7.6Code Section 409A

(a)Although the Corporation does not guarantee to a Eligible Person any particular tax treatment of an Award, the payments hereunder in redemption of the Restricted Share Units are intended to comply with or be exempt from the provisions of Section 409A of the Code, and this Plan shall be administered accordingly.  Notwithstanding the foregoing, neither the Corporation, nor its subsidiaries or affiliates, nor any of their officers, directors, employees or representatives shall be liable to the Eligible Person for any interest, taxes or penalties resulting from non-compliance with Section 409A of the Code.

(b)All payments in respect of Restricted Share Units other than Section 409A Covered Awards are intended to be “short-term deferrals” exempt from the application of Code Section 409A and are intended to be made no later than the 15th day of the third month after the later of the end of (i) the first calendar year in which the Eligible Person’s right to the payment is no longer subject to a substantial risk of forfeiture or (ii) the first taxable year of the Corporation in which the Eligible Person’s right to payment is no longer subject to a substantial risk of forfeiture.

RESTRICTED SHARE UNIT GRANT AGREEMENT

This Restricted Share Unit Grant Agreement is made as of the ___ day of __________, 20__ between _______________________, the undersigned “Eligible Person” (the “Eligible Person”), being an employee or director of Ur-Energy Inc. (the “Corporation”), named or designated pursuant to the terms of the Restricted Share Unit Plan of Ur-Energy Inc. (which Plan, as the same may from time to time be modified, supplemented or amended and in effect is herein referred to as the “Plan”), and the Corporation.

In consideration of the grant of Restricted Share Units made to the Eligible Person pursuant to the Plan (the receipt and sufficiency of which are hereby acknowledged), the Eligible Person hereby agrees and confirms that:

1.The Eligible Person has received a copy of the Plan and has read, understands and agrees to be bound by the provisions of the Plan.

2.The Eligible Person accepts and consents to and shall be deemed conclusively to have accepted and consented to, and agreed to be bound by, the provisions and all terms of the Plan and all bona fide actions or decisions made by the Board, the Committee, or any person to whom the Committee may delegate administrative duties and powers in relation to the Plan, which terms and consent shall also apply to and be binding on the legal representatives, beneficiaries and successors of the undersigned.

3.On ________________, 20__, the Eligible Person was granted __________ Restricted Share Units, which grant is evidenced by this Agreement.

4.This Restricted Share Unit Grant Agreement shall be considered as part of and an amendment to the employment agreement between the Eligible Person and the Corporation and the Eligible Person hereby agrees that the Eligible Person will not make any claim under that employment agreement for any rights or entitlement under the Plan or damages in lieu thereof except as expressly provided in the Plan.

This Agreement shall be determined in accordance with the laws of Ontario and the laws of Canada applicable therein.

Words used herein which are defined in the Plan shall have the respective meanings ascribed to them in the Plan.

IN WITNESS WHEREOF, Ur-Energy Inc. has executed and delivered this Agreement, and the Eligible Person has signed, sealed and delivered this Agreement, as of the date first above written.

UR-ENERGY INC.
Per:
Name:

<Name>

Security Class

Holder Account Number

Fold

Form of Proxy - Annual and Special Meeting to be held on May 28, 2015

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy.  If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8.This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 1:00 p.m., MT on May 26, 2015

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

Fold

To Vote Using the Telephone

Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

If you vote by telephone or the Internet, DO NOT mail back this proxy.

To Receive Documents Electronically

You can enroll to receive future securityholder communications electronically by visiting www.computershare.com/eDelivery and clicking on "eDelivery Signup".

Voting by mail  may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of Ur-Energy Inc. hereby appoint(s): Jeffrey T. Klenda, or failing him Thomas Parker.

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of shareholders of Ur-Energy Inc. to be held at Hampton Inn and Suites, 7611 Shaffer Parkway, Littleton, CO 80127, on May 28, 2015 at 1:00 p.m. MT and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

1. Jeffrey T. Klenda

For Withhold

2. James M. Franklin

For Withhold

3. W. William Boberg

For Withhold

4. Paul Macdonell  05. Thomas Parker  06. Gary C. Huber

Fold ForWithhold

2. Appointment of Auditors

Appointment of PricewaterhouseCoopers LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.

For Against

3. Say on Pay

Approve in an advisory (non-binding) vote, the compensation of the Company’s named executive officers.

For Against

4. Successor Shareholder Rights Plan Resolution

Reconfirm the Company’s Successor Shareholder Rights Plan.

For Against

5. Advance Notice By-Law Resolution

Ratify and confirm the Ur-Energy By-Law No. 2 (Advance Notice By-Law).

6. Restricted Share Unit Plan Amendments Resolution

Ratify, confirm and approve amendments to the Ur-Energy Inc. Restricted Share Unit Plan.

For Against

Fold

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s) Date

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail.

Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.